UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
FARMER BROS. CO.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:
(2)    Aggregate number of securities to which transaction applies:
(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)    Proposed maximum aggregate value of transaction:
(5)    Total fee paid:
☐    Fee paid previously with preliminary materials.
☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount Previously Paid:
(2)    Form, Schedule or Registration Statement No.:
(3)    Filing Party:
(4)    Date Filed:

1912 Farmer Brothers Drive
Northlake, Texas 76262

October 27, 2021
Dear Fellow Stockholder:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co. (the “Company”), which will be held on Wednesday, December 15, 2021, at 11:00 a.m., Central Standard Time.
In light of health and safety concerns regarding the ongoing coronavirus (COVID-19) pandemic and related restrictions, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. The Annual Meeting will be accessible via a live webcast. You can register to attend the Annual Meeting by visiting www.proxydocs.com/FARM and entering the control number that can be found on your proxy card or voting instruction form.
The formal Notice of Annual Meeting of Stockholders ("Notice") and Proxy Statement ("Proxy"), which are contained in the following pages, outline the actions that will, or may, if properly presented, be taken by the stockholders at the Annual Meeting. Participants in the Farmer Bros. Co. Employee Stock Ownership Plan should follow the instructions provided by the plan trustee, GreatBanc Trust Company. Participants in the Farmer Bros. Co. 401(k) Plan should follow the instructions provided by the 401(k) trustee, Principal Financial Group.
We have several significant proposals this year, including the approval of an amendment to and restatement of our Amended and Restated Certificate of Incorporation to increase the number of shares authorized for issuance, as well as the approval of an amendment to our Amended and Restated 2017 Long-Term Incentive Plan to, among other things, increase the number of shares available to attract and incentivize the Company's employees. Additionally, we are asking for your vote this year in the election of the Board’s director nominees. The Board is pleased to nominate Allison M. Boersma, Stacy Loretz-Congdon, Alfred Poe, John D. Robinson and Waheed Zaman for election as directors. We believe our five director nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to guide the Company for the benefit of all of the Company’s stockholders. If elected, Mr. Robinson would be a new addition to the Board. As such, we invite you to learn more about his experience and why the Board has nominated him for election by reviewing information in Proposal No. 1 - Election of Directors in the Proxy Statement.
It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice and Proxy, please vote as described in the Proxy as soon as possible. Your cooperation is greatly appreciated.
Sincerely yours,

D. Deverl Maserang II	Christopher P. Mottern
President and Chief Executive Officer	Chairman of the Board
____________________________________________________________________________________________________________

Farmer Bros. Co. • 1912 Farmer Brothers Drive, Northlake, Texas 76262 • (682) 549-6600 • www.farmerbros.com

*************
If you have any questions or require any assistance with respect to voting your shares, please contact Morrow Sodali, the Company’s proxy solicitor, at the contact listed below:

470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)
Banks and Brokers Call Collect: (203) 658-9400
FARM@morrowsodali.com

____________________________________________________________________________________________________________

Farmer Bros. Co. • 1912 Farmer Brothers Drive, Northlake, Texas 76262 • (682) 549-6600 • www.farmerbros.com

FARMER BROS. CO.
1912 Farmer Brothers Drive
Northlake, Texas 76262

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2021
TO THE STOCKHOLDERS OF FARMER BROS. CO.:
NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co., a Delaware corporation (the “Company” or “Farmer Bros.”), will be held on December 15, 2021 at 11:00 a.m., Central Time, for the following purposes:
1.    To elect five directors to the Board of Directors (the “Board”) of the Company for a one-year term of office expiring at the Company’s 2022 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
2.    To approve an amendment to the Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan (the “Amended and Restated 2017 Plan”);
3.    To approve an amendment to the Amended and Restated Certificate of Incorporation;
4.    To ratify the selection of Deloitte & Touche LLP ("Deloitte") as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022;
5.    To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers; and
6.    To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends: a vote “FOR” each of the five nominees for director named in Proposal No. 1 in the accompanying Proxy Statement, and a vote “FOR” Proposal Nos. 2, 3, 4 and 5.
We are mailing a Notice of Internet Availability of Proxy Materials to many of our stockholders instead of paper copies of our proxy materials. This notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials.
*********************
The Board has fixed the close of business on October 18, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof.
If you are a participant in the Farmer Bros. Co. Employee Stock Ownership Plan (the “ESOP”), you should follow the instructions provided by the ESOP trustee, GreatBanc Trust Company (the “ESOP Trustee”), with respect to having the shares allocated to you in the ESOP voted at the Annual Meeting. If you are an ESOP participant, although you may attend the Annual Meeting, you will not be able to cast a vote at the Annual Meeting with respect to any shares you hold through the ESOP.
If you are a participant in the Farmer Bros. Co. 401(k) Plan (the “401(k)”), you should follow the instructions provided by the 401(k) trustee, Principal Financial Group (the “401(k) Trustee”), with respect to having the shares owned by you in the 401(k) voted at the Annual Meeting. If you are a 401(k) participant, although you may attend the Annual Meeting, you will not be able to cast a vote at the Annual Meeting with respect to any shares you hold through the 401(k).
Your vote is very important. Please submit your proxy even if you plan to attend the Annual Meeting, which is being held in a virtual format via a live webcast. You can register to attend the Annual meeting at www.proxydocs.com/FARM. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on the your proxy card, notice or voting instruction form.

By Order of the Board of Directors

Scott R. Drake
Chief Financial Officer and Secretary
Northlake, Texas
October 27, 2021

FARMER BROS. CO.
1912 Farmer Brothers Drive
Northlake, Texas 76262
PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION
What are the date, time and place of the Annual Meeting?
On behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company,” “we,” “our” or “Farmer Bros.”), this Proxy Statement is being made available to you in connection with the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, December 15, 2021, at 11:00 a.m., Central Standard Time, or at any continuation, postponement or adjournment thereof, for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and to transact such other business as may properly come before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We began mailing our Notice of Internet Availability of Proxy Materials (the “Notice”) to each stockholder entitled to vote at the Annual Meeting on or about October 27, 2021.
In light of health and safety concerns regarding the ongoing coronavirus (COVID-19) pandemic and related restrictions, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. The decision to have a virtual Annual Meeting this year does not represent a change in our stockholder engagement philosophy, and we currently expect to return to an in-person meeting next year.
The Annual Meeting will be accessible live via the internet. If you plan to attend the Annual Meeting virtually, you should review the details below under the section captioned “Who can attend the Annual Meeting?”
Pre-registration to attend is required by all stockholders in order to gain access and attend and/or vote at the meeting. Visit www.proxydocs.com/FARM to pre-register. The registration deadline is 5:00 p.m. ET on Monday, December 13, 2021. You will need your control number which is provided in your proxy card, notice or voting instruction form in order to pre-register for the meeting. Upon completing registration, you will immediately receive a confirmation email, which will include information about when you should expect to receive a unique link gaining access to the Annual Meeting.
Stockholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, stockholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Company intends to answer questions that are pertinent to the Company and the official business of the Annual Meeting, subject to time constraints.
Why am I being asked to review proxy materials online?
We are pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process will expedite stockholders’ receipt of proxy materials, lower the costs and reduce the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instructs you on how to access and review the Proxy Statement and our annual report. The Notice of Internet Availability also instructs you on how you may authorize a proxy to vote your shares over the Internet. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials online. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability.
Who can attend the Annual Meeting?
Admission to the Annual Meeting website is limited to stockholders and their duly-appointed proxy holders as of the close of business on October 18, 2021, the record date for the Annual Meeting (the “Record Date”), with proof of ownership of the Company’s common stock, par value $1.00 per share (“Common Stock”), or Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share (“Series A Preferred Stock”). If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of Common Stock or Series A Preferred Stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting website. If you are a participant in the ESOP, although you may attend the Annual Meeting if you can provide proof that you are an ESOP participant, you will not be able to cast a vote at the meeting with respect to any shares you hold through the ESOP. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership. If you are a participant in the 401(k), although you may attend the Annual Meeting if you can provide proof that you are a 401(k) participant, you will not be able to cast a vote at the meeting with respect to any shares you hold through the 401(k). Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership.

Who can vote at the Annual Meeting?
You are entitled to notice of and to vote at the Annual Meeting any shares of Common Stock and any shares of Series A Preferred Stock, on an as-converted basis, in each case, of which you are the holder of record as of the close of business on the Record Date. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. Your shares may be voted at the Annual Meeting only if you are present virtually or your shares are represented by a valid proxy.

What am I voting on?
You will be entitled to vote on the following proposals at the Annual Meeting:
Proposal No. 1: The election of five directors to serve on our Board for a one-year term of office expiring at the Company’s 2022 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
Proposal No. 2: The approval of an amendment to the Amended and Restated 2017 Plan, which includes an increase in the number of shares of Common Stock authorized for issuance under the plan;
Proposal No. 3: The approval of an amendment to the Amended and Restated Certificate of Incorporation, which includes an increase in the number of shares of Common Stock authorized for issuance;
Proposal No. 4: The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and
Proposal No. 5: The approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s Named Executive Officers.
How does the Board recommend that I vote?
The Board recommends that you vote:
“FOR” the election of each of the five nominees named herein to serve on our Board as directors for a one-year term of office expiring at the Company’s 2022 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
“FOR” the approval of the amendment to the Amended and Restated 2017 Plan;

“FOR” the approval of the amendment to the Amended and Restated Certificate of Incorporation;
“FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2021; and
“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our Named Executive Officers.
Inspection of Stockholder List
A list of registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting. In order to protect our team members and stockholders from COVID-19, we ask that stockholders wishing to inspect the list of registered stockholders send an e-mail to legaldepartment@farmerbros.com. Please include (1) your name and (2) if you hold your shares through a broker, bank or other intermediary, an image of your stock ownership statement. Upon verification of your status as a stockholder, you will be provided access to view and inspect the list of registered stockholders as of the Record Date. Stockholders will also have the opportunity to inspect the list of registered stockholders in an electronic format during the Annual Meeting. Stockholders will not be able to download or print the list.
How many shares are outstanding and how many shares are needed for a quorum?
At the close of business on the Record Date, 18,081,234 shares of Common Stock entitled to 18,081,234 votes, and 14,700 shares of Series A Preferred Stock entitled to 440,990 votes, for a total of 18,522,224 votes, were outstanding and entitled to vote at the Annual Meeting. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of the Common Stock as a single class. The Company has no other class of securities outstanding.

A majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person (virtually) or represented by proxy and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting, which quorum is required to hold the Annual Meeting and conduct business. If you are a record holder of shares of Common Stock or Series A Preferred Stock as of the Record Date and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker or other nominee submits a proxy covering your shares. Your broker, bank or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank or other nominee on how to vote on such matters. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the total number of shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) represented and entitled to vote at the Annual Meeting.
What is the difference between a record holder and a beneficial owner?
If at the close of business on the Record Date your shares were registered directly in your name, you are considered the “record holder” of your shares. If, on the other hand, at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you hold your shares in “street name,” please instruct your bank, broker or other nominee how to vote your shares using the voting instruction form provided by your bank, broker or other nominee so that your vote can be counted. The voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or telephonically, if such options are available.
How can I vote my shares?
You may vote your shares at the Annual Meeting using one of the following methods (please also see the information provided above concerning the difference between holding shares as a record holder and holding shares beneficially through a bank, broker or other nominee-beneficial holders should follow the voting instructions provided by such bank, broker or other nominee):
By mail. If you received printed proxy materials, you may vote your shares by completing, signing and mailing the enclosed proxy card (or voting instruction form in the case of beneficial holders).
Over the Internet. You may vote over the Internet by following the instructions included on the Notice of Internet Availability or proxy card (or voting instruction form in the case of beneficial holders).
By telephone. You may vote by telephone by calling a toll-free telephone number listed on the Notice of Internet Availability or proxy card (or voting instruction form in the case of beneficial holders) and following the recorded instructions.
At the Annual Meeting. If you are a registered stockholder as of the Record Date, you may vote your shares during the Annual Meeting by using electronic voting options included as part of the live webcast. Registered stockholders may vote electronically during the Annual Meeting by visiting www.proxydocs.com/FARM, entering the control number found in your Notice of Internet Availability, and following the on-screen instructions. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other nominee of your shares to be entitled to electronically vote those shares at the Annual Meeting. If you are a record holder, you are encouraged to vote by mail, Internet or telephone whether or not you plan to attend the Annual Meeting. If you hold your shares in “street name,” you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.
A control number, located on the instructions included with the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you submit your proxy over the Internet or by telephone, there is no need to return a signed proxy card. However, you may change your voting instructions by subsequently completing, signing and delivering the proxy card.
As noted above, if you hold shares beneficially in street name through a bank, broker or other nominee, you may vote your shares by following the voting instructions provided by your bank, broker or other nominee. Telephone and Internet voting may be also available-please refer to the voting instruction form provided by your bank, broker or other nominee for more information.

If you have any questions or require assistance in submitting a proxy for your shares, please call the Company’s proxy solicitor, Morrow Sodali, toll free at (800) 662-5200 (within the U.S.).
How do I vote if I am an ESOP participant?
The ESOP owns approximately 5.6% of the Company’s outstanding voting securities, based on 18,081,234 shares of Common Stock entitled to 18,081,234 votes, and 14,700 shares of Series A Preferred Stock representing 440,990 shares of Common Stock on an as-converted basis, outstanding as of the Record Date. Each ESOP participant has the right to direct the ESOP Trustee on how to vote the shares of Common Stock allocated to his or her account under the ESOP. The ESOP Trustee will vote all of the unallocated ESOP shares (i.e., shares of Common Stock held in the ESOP, but not allocated to any participant’s account) and allocated shares for which no voting directions are timely received by the ESOP Trustee, in its independent fiduciary discretion. If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Annual Meeting, you must contact the ESOP Trustee.

If you are a participant in the ESOP, although you may attend the virtual Annual Meeting, you will not be able to cast a vote at the meeting with respect to any shares you hold through the ESOP.
How do I vote if I am a 401(k) participant?
Each 401(k) participant has the right to direct the 401(k) Trustee on how to vote the shares of Common Stock held in his or her account under the 401(k). The 401(k) Trustee will vote all of the shares for which no voting directions are timely received by the 401(k) Trustee, in its independent fiduciary discretion. If you are a 401(k) participant and want to revoke any prior voting instructions you provided to the 401(k) Trustee in respect of the Annual Meeting, you must contact the 401(k) Trustee.

If you are a participant in the 401(k), although you may attend the virtual Annual Meeting, you will not be able to cast a vote at the meeting with respect to any shares you hold through the 401(k).
What if I have trouble accessing the Annual Meeting?
The Annual Meeting platform is fully supported across browsers (e.g., MS Edge, Firefox, Chrome, and Safari) and devices (including computers, tablets, and cellphones) running the most updated version of applicable software and plugins. Please note that Internet Explorer is not currently supported. Participants in the Annual Meeting should ensure that they have a reliable Internet connection whenever they intend to participate in the Annual Meeting. Participants in the Annual Meeting should allow time to log in and ensure that they can hear streaming audio prior to the start of the Meeting. We encourage you to access the Annual Meeting prior to the start time. A link on the Annual Meeting page will provide further assistance should you need it.

The Annual Meeting will begin promptly at 11:00 a.m., Central Standard Time. We encourage you to access the Annual Meeting prior to the start time leaving ample time for the check-in process. Please follow the registration instructions as outlined in this Proxy Statement. If you have difficulty accessing the Annual Meeting, or if any technical difficulties arise during the Annual Meeting, please call the number included in the email you will receive one hour prior to the start of the Annual Meeting with your login information. On December 15, 2021, there will be technicians available to assist you beginning at 10:30 a.m., Central Standard Time, with any difficulties.

In the event technical issues or other events delay or disrupt our ability to convene the Annual Meeting for longer than 30 minutes, we will make an announcement on our website at www.farmerbros.com regarding a date and/or time for reconvening the Annual Meeting. In the event of disorder, technical malfunction or other significant problem that disrupts the Annual Meeting, the chair of the Annual Meeting may adjourn, recess, or expedite the Annual Meeting, or take such other action as the chair determines is appropriate in light of the circumstances.
How will votes be tabulated?
All votes will be tabulated by the inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with Delaware law.
What is a “broker non-vote”?
A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the selection of Deloitte as our independent registered public accounting firm. Brokers, however, do not have discretionary authority to vote on any of our other proposals, because they are considered non-routine matters. Consequently, without your voting instructions, the bank, broker or other nominee that holds your shares cannot vote your share on these proposals.
What vote is required to approve each proposal?
Election of Directors. Directors are elected by a plurality of the votes of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.
This means that the five individuals nominated for election to the Board at the Annual Meeting who receive the highest number of properly cast “FOR” votes (among votes properly cast in person (virtually) or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Broker non-votes will also not affect the outcome of the election of directors.
Approval of an Amendment to the Amended and Restated 2017 Plan. The vote to approve an amendment to the Amended and Restated 2017 Plan requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the amendment to the Amended and Restated 2017 Plan because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted are not entitled to vote on this proposal.
Approval of an Amendment to the Amended and Restated Certificate of Incorporation. The vote to approve an amendment to the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the Amended and Restated Certificate of Incorporation because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted are not entitled to vote on this proposal.
Ratification of Accountants. The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2022 requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.
Advisory (Non-Binding) Vote to Approve the Compensation Paid to our Named Executive Officers. The advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the compensation paid to the Company’s Named Executive Officers because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted are not entitled to vote on this proposal.
What do I do if I receive more than one proxy card or voting instruction form?
If you receive more than one proxy card or voting instruction form from your bank, broker or other nominee, it means you hold shares that are registered in more than one name or account. To ensure that all of your shares are voted, sign, date and return each proxy card or voting instruction form. To vote by telephone or over the Internet, follow the instructions for voting over the Internet or by telephone provided on the proxy card or provided on the voting instruction form provided by your bank, broker or other nominee.
How will my shares be voted if I sign, date and return the proxy card but do not specify how I want my shares to be voted?

As a stockholder of record, if you sign, date and return the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the proxy card as follows:
“FOR” the election of each of the five Board nominees named herein to serve on our Board as directors for a one-year term of office expiring at the Company’s 2022 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
"FOR” the approval of the amendment to the Amended and Restated 2017 Plan;
“FOR” the approval of the amendment to the Amended and Restated Certificate of Incorporation;
“FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and
“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our Named Executive Officers.
In their discretion, the proxy holders named in the proxy card are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof.
The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.
How can I revoke a proxy?
If you vote by proxy, you may revoke that proxy or change your vote at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy or change their vote prior to the Annual Meeting by sending to the Company’s Secretary, at the Company’s principal executive offices at 1912 Farmer Brothers Drive, Northlake, Texas 76262, a written notice of revocation or a duly executed proxy bearing a later date, by attending the Annual Meeting and voting, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. Please note that attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting a new voting instruction form to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee). ESOP participants must contact the ESOP Trustee directly to revoke any prior voting instructions. 401(k) participants must contact the 401(k) Trustee directly to revoke any prior voting instructions.
When will the voting results be announced?
The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.
Could developments regarding COVID-19 affect our Meeting?
We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose as it relates to the current, ongoing COVID-19 pandemic. Therefore, we intend to hold the Annual Meeting in a virtual format via a live webcast. In the event that the logistics of our Annual Meeting are further impacted by developments related to or stemming from the COVID-19 pandemic, we will announce such information as promptly as practicable. If such event occurs, we intend to take all reasonable steps necessary to inform our stockholders, intermediaries, and other market participants of such changes, including but not limited to, the issuance of a press release announcing such changes and the filing of such announcement with the SEC as definitive additional soliciting material. Please additionally monitor our website at www.farmerbros.com for updated information. As always, we encourage you to vote your shares prior to the Annual Meeting.

Are there interests of certain persons in matters to be acted upon?
Except as provided below, no director or executive officer of the Company who has served at any time since the beginning of the 2021 fiscal year, and no nominee for election as a director of the Company, or any of their respective associates, has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting other than Proposal No. 1—Election of Directors.
With regard to Proposal No. 2 to approve an amendment to the Amended and Restated 2017 Plan, key employees and directors of the Company will be eligible to receive equity and equity-linked long-term incentive compensation awards and performance-based cash incentive awards under the Amended and Restated 2017 Plan, as amended, if it is approved. Accordingly, certain employees and directors of the Company have a substantial interest in the approval of Proposal No. 2.
Who will solicit proxies on behalf of the Board?
The Company has retained Morrow Sodali, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. Proxies may also be solicited on behalf of the Board, without additional compensation, by the Company’s directors, certain executive officers and other employees of the Company.
The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Morrow Sodali. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.
Who is paying for the cost of this proxy solicitation?
The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the Company, will be borne by the Company. The Company has agreed to pay Morrow Sodali a fee of $12,500 plus associated disbursements and other variable costs. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain customary claims, liabilities, losses, damages and expenses. Copies of the Company’s solicitation material will be furnished to banks, brokerage houses, dealers, the ESOP Trustee, the 401(k) Trustee, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2021 Annual Report, which includes our 2021 Form 10-K, to beneficial owners. In addition, if asked, the Company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.
Who can answer my questions?
Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please follow the instructions set forth in the proxy card or voting instruction form to vote by mail, Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali, the firm assisting us in the solicitation of proxies:
 470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)
Banks and Brokers Call Collect: (203) 658-9400
FARM@morrowsodali.com

How can I obtain additional copies of these materials or copies of other documents?
Complete copies of this Proxy Statement and the 2021 Annual Report, which includes our 2021 Form 10-K, and directions to the Annual Meeting are also available at www.proxydocs.com/FARM. You may also contact Morrow Sodali for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

CORPORATE GOVERNANCE
Board Meetings and Attendance
The Board held seven meetings during fiscal 2021, including five regular meetings and two special meetings. During fiscal 2021, each director attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which he or she served as a director) and committees of the Board on which he or she served (during the periods that he or she served). The independent directors generally meet in executive session in connection with each regularly scheduled Board meeting. Under the Company’s Corporate Governance Guidelines, continuing directors are expected to attend the Company’s annual meeting of stockholders absent a valid reason. All directors who were then serving were present at the 2020 Annual Meeting of Stockholders held on December 9, 2020 (the “2020 Annual Meeting”).
Charters; Code of Conduct and Ethics; Corporate Governance Guidelines
The Board maintains charters for its committees, including the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. In addition, the Board has adopted a written Code of Conduct and Ethics for all employees, officers and directors. The Board maintains Corporate Governance Guidelines as a framework to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. Current standing committee charters, the Code of Conduct and Ethics and the Corporate Governance Guidelines are available on the Company’s website at www.farmerbros.com. Information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.
Director Independence
At least annually and in connection with any individuals being nominated to serve on the Board, the Board reviews the independence of each director or nominee, including pursuant to Rule 5605 of the Nasdaq Stock Market, Inc. Marketplace Rules (“Nasdaq Listing Rules”), and affirmatively determines whether each director or nominee qualifies as independent.
The Board believes that stockholder interests are best served by having a number of objective, independent representatives on the Board. For this purpose, a director or nominee will be considered to be “independent” only if the Board affirmatively determines that the director or nominee has no relationship with respect to the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, pursuant to Rule 5605 of the Nasdaq Listing Rules, our Board must determine that an independent director has no material relationship with us other than as a director. The standards specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with us or our independent registered public accounting firm. The standards also prohibit Audit Committee members from having any direct or indirect financial relationship with us and restrict both commercial and not-for-profit relationships between us and each director. We may not give personal loans or extensions of credit to our directors, and all directors are required to deal at arm’s length with us and our subsidiaries, and to disclose any circumstance that might be perceived as a conflict of interest.
In making its independence determinations, the Board reviewed transactions, relationships, behavior and arrangements between each director and nominee, or any member of his or her immediate family, and us or our subsidiaries based on information provided by the director or nominee, our records and publicly available information. The Board made the following independence determinations (the transactions, relationships and arrangements reviewed by the Board in making such determinations are set forth in the footnotes below):

Director	Status
Allison M. Boersma	Independent
Stacy Loretz-Congdon	Independent (1)
Charles F. Marcy	Independent
D. Deverl Maserang	Not Independent (2)
Christopher P. Mottern	Independent
Alfred Poe	Independent
John D. Robinson (director nominee)	Independent
Waheed Zaman	Independent
__________
(1)    Core-Mark was a customer of the Company in fiscal 2021 and continues to be a customer of the Company in fiscal 2022. Ms. Loretz-Congdon retired at the end of 2016 after 26 years of service at Core-Mark, including as Senior Vice President, Chief Financial Officer and Assistant Secretary from December 2006 to May 2016 and Executive Advisor from May 2016 to

December 2016. Ms. Loretz-Congdon also serves as a Board Director and Treasurer of the Core-Mark Families Foundation, an independent non-profit foundation that provides scholarships to children of Core-Mark employees, since 2015. Ms. Loretz-Congdon owns less than 1% of the outstanding publicly traded stock of Performance Food Group Company, which Core-Mark merged with in September 2021. The Board has determined that these relationships do not create a conflict of interest under the Company’s Code of Conduct and Ethics, do not require disclosure under Item 404(a) of Regulation S-K, and do not interfere with Ms. Loretz-Congdon’s exercise of independent judgment in carrying out the responsibilities of a director of the Company.
(2)    Mr. Maserang is the Company’s President and Chief Executive Officer.
Board Committees
The Board of Directors has three standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Summary information about each of these committees is set forth below.
Additionally, from time to time, the Board has established ad hoc or other committees, on an interim basis, to assist the Board with its consideration of specific matters, and it expects to continue to do so as it may determine to be prudent and advisable in the future. In July 2020, the Board established the Director Search Committee (the "Search Committee").
Audit Committee
The Audit Committee is a standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s principal purposes are to oversee, on behalf of the Board, the accounting and financial reporting processes of the Company and the audit of the Company’s financial statements. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Audit Committee’s responsibilities include assisting the Board in overseeing: (i) the integrity of the Company’s financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s independent auditor and internal audit function; (iv) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters; (v) the Company’s system of disclosure controls and procedures, internal control over financial reporting that management has established, and compliance with ethical standards adopted by the Company; and (vi) the Company’s framework and guidelines with respect to risk assessment and risk management, including the Company’s cyber security risk. The Audit Committee is directly and solely responsible for the appointment, dismissal, compensation, retention and oversight of the work of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor reports directly to the Audit Committee.
During fiscal 2021, the Audit Committee held five meetings. Allison M. Boersma currently serves as Chair, and Stacy Loretz-Congdon, Alfred Poe and Waheed Zaman currently serve as members of the Audit Committee. Mr. Zaman joined the Audit Committee in September 2021 upon joining the Board. All directors who currently serve on the Audit Committee meet the Nasdaq composition requirements, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that all such directors are independent under the Nasdaq listing standards and the rules of the SEC regarding audit committee membership. The Board has determined that Ms. Boersma, Ms. Loretz-Congdon, and Mr. Poe are “audit committee financial experts” as defined in Item 407(d) of Regulation S-K under the Exchange Act.
Compensation Committee
The Compensation Committee is a standing committee of the Board. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Compensation Committee’s principal purposes are to discharge the Board’s responsibilities related to compensation of the Company’s executive officers and administer the Company’s incentive and equity compensation plans. The Compensation Committee’s objectives and philosophy with respect to the fiscal 2021 executive compensation program, and the actions taken by the Compensation Committee in fiscal 2021 with respect to the compensation of our Named Executive Officers, are described below under the heading “Compensation Discussion and Analysis.”
The Compensation Committee also is responsible for evaluating and making recommendations to the Board regarding director compensation. In addition, the Compensation Committee is responsible for conducting an annual risk evaluation of the Company’s compensation practices, policies and programs.
During fiscal 2021, the Compensation Committee held six meetings. Charles F. Marcy currently serves as Chair and Allison M. Boersma and Alfred Poe currently serve as members of the Compensation Committee. The Board has determined that all current Compensation Committee members are independent under the Nasdaq listing standards.
Compensation Committee Interlocks and Insider Participation

Ms. Boersma, Mr. Marcy, and Mr. Poe were members of the Compensation Committee during fiscal 2021. None of the members of the Compensation Committee is or has been an executive officer of the Company, nor did any of them have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during fiscal 2021.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is a standing committee of the Board. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Nominating and Corporate Governance Committee’s principal purposes are (i) monitoring the Company’s corporate governance structure; (ii) assisting the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with corporate governance; (iii) ensuring that the Board is appropriately constituted in order to meet its fiduciary obligations, including by identifying individuals qualified to become Board members and members of Board committees, recommending to the Board director nominees for the next annual meeting of stockholders or for appointment to vacancies on the Board, and recommending to the Board membership on Board committees (including committee chairs); (iv) leading the Board in its annual review of the Board’s performance; (v) conducting the annual performance review of the Chief Executive Officer and communicating the results to the Board; and (vi) overseeing succession planning for senior management.
During fiscal 2021, the Nominating and Corporate Governance Committee met six times. Ms. Loretz-Congdon currently serves as Chair, and Charles F. Marcy and Alfred Poe currently serve as members of the Nominating and Corporate Governance Committee. The Board has determined that all current Nominating and Corporate Governance Committee members are independent under the Nasdaq listing standards.
Other Committees
In July 2020, the Board created an ad hoc Search Committee to assist the Nominating and Corporate Governance Committee in identifying and evaluating potential candidates for future director positions. Stacy Loretz-Congdon is the sole member of the Search Committee.
Director Qualifications and Board Diversity
The Nominating and Corporate Governance Committee is responsible for recommending to the Board criteria for membership on the Board (including criteria for consideration of candidates recommended by the Company’s stockholders); identifying qualified individuals for Board membership; recommending to the Board nominees to stand for election at the annual meeting of stockholders, including consideration of recommendations from stockholders; recommending to the Board director nominees to fill vacancies on the Board as they arise; and recommending to the Board membership on Board committees (including committee chairs). The Corporate Governance Guidelines maintained by the Board include guidelines for selecting nominees to serve on the Board and considering stockholder recommendations for nominees. The Board seeks to be composed of individuals who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in connection with the other members of the Board, in providing the diversity of skills, expertise and perspectives appropriate for the business and operations of the Company and serving the long-term interests of the Company’s stockholders. All nominees should contribute substantially to the Board’s oversight responsibilities and reflect the needs of the Company’s business. The Nominating and Corporate Governance Committee believes that diversity has a place when choosing among candidates who otherwise meet the selection criteria, but the Company has not established a formal policy concerning diversity in Board composition. The Board currently includes two female members and two members that are racially or ethnically diverse.
In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they deem to be relevant:
•The candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•The candidate’s experience as a board member of another publicly held company;
•The candidate’s professional and academic experience relevant to the Company’s industry;
•The strength of the candidate’s leadership skills;
•The candidate’s senior level experience in food manufacturing and distribution, with an emphasis on direct-store-delivery experience and expertise;
•The candidate’s experience in finance and accounting, technology and/or executive compensation practices; and

•Whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.
In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits and relationships.
The Board monitors the mix of specific experience, qualifications, and skills of its directors in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. Prior to nominating a sitting director for reelection, the Nominating and Corporate Governance Committee will consider, among other things, the director’s past attendance at, and participation in, meetings of the Board and its committees, the director’s formal and informal contributions to the Board and its committees, and the director’s adherence to the Corporate Governance Guidelines and other Board approved policies.

The Nominating and Corporate Governance Committee is responsible for evaluating and recommending to the Board any changes regarding the composition, size, structure, and practices of the Board and its committees. In connection with the annual nomination of directors, the Nominating and Corporate Governance Committee reviews with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, background, and diversity advisable for the Board as a whole. The Nominating and Corporate Governance Committee periodically undertakes a skills and experience evaluation to assist the committee in planning director education programs and to identify desired skills and experience for future director nominees. The background of each continuing director and nominee is described below under “Proposal No. 1-Election of Directors.”
For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee may rely on professional and personal contacts of the Board and senior management, as well as the Search Committee. If necessary, the Nominating and Corporate Governance Committee may explore alternative sources for identifying nominees, including engaging, as appropriate, one or more third-party search firms to assist in identifying qualified candidates. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee will consider recommendations for director nominees from Company stockholders. Biographical information and contact information for proposed nominees should be sent to Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Secretary. The Nominating and Corporate Governance Committee will evaluate candidates proposed by stockholders in light of the criteria described above.

Board Leadership Structure
Under our By-Laws, the Board of Directors, in its discretion, may choose a Chairman of the Board of Directors. If there is a Chairman of the Board of Directors, such person may exercise such powers as provided in the By-Laws or assigned by the Board of Directors. Christopher P. Mottern was appointed as Chairman of the Board in January 2020. As described below under “Proposal No. 1-Election of Directors,” Mr. Mottern has served on our Board of Directors since 2013.
Notwithstanding the current separation of Chairman of the Board and Chief Executive Officer, our Chairman of the Board is generally responsible for soliciting and collecting agenda items from other members of the Board and the Chief Executive Officer, and the Chief Executive Officer is generally responsible for leading discussions during Board meetings. This structure allows for effective and efficient Board meetings and information flow on important matters affecting the Company. As required under the Nasdaq Listing Rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board has determined that, other than Mr. Maserang, all members of the Board are independent and each of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board are composed solely of independent directors. Due principally to the limited size of the Board, the Board has not formally designated a lead independent director and believes that as a result thereof, non-employee director and executive sessions of the Board, which are attended solely by non-employee directors or independent directors, as applicable, result in an open and free flow of discussion of any and all matters that any director may believe relevant to the Company and/or its management.
Although the roles of Chairman and Chief Executive Officer are currently filled by different individuals, no single leadership model is right for all companies at all times, and the Company has no bylaw or policy in place that mandates this leadership structure. The Nominating and Corporate Governance Committee will evaluate and recommend to the Board any changes in the Board’s leadership structure.

Board’s Role in Risk Oversight
The Board of Directors recognizes that although management is responsible for identifying risk and risk controls related to business activities and developing programs and recommendations to determine the sufficiency of risk identification and the appropriate manner in which to control risk, the Board plays a critical role in the oversight of risk. The Board implements its risk oversight responsibilities by having management provide periodic briefing and informational sessions on the significant risks that the Company faces and how the Company is seeking to control risk if and when appropriate. In some cases, a Board committee is responsible for oversight of specific risk topics. For example, the Audit Committee has oversight responsibility of risks associated with financial accounting and audits, internal control over financial reporting, cyber security, and the Company’s major financial risk exposures, including commodity risk and risks relating to hedging programs. The Compensation Committee has oversight responsibility of risks relating to the Company’s compensation policies and practices. At each regular meeting, or more frequently as needed, the Board of Directors considers reports from the Audit Committee and Compensation Committee which provide detail on risk management issues and management’s response. The Board of Directors, as a whole, examines specific business risks in its periodic reviews of the individual business units, and also of the Company as a whole as part of its regular reviews, including as part of the strategic planning process, annual budget review and approval, and data and cyber security review. Beyond formal meetings, the Board and its committees have regular access to senior executives, including the Company’s Chief Executive Officer and Chief Financial Officer. The Company believes that its leadership structure promotes effective Board oversight of risk management because the Board directly, and through its various committees, is regularly provided by management with the information necessary to appropriately monitor, evaluate and assess the Company’s overall risk management, and all directors are involved in the risk oversight function.
Compensation-Related Risk
As part of its risk oversight role, our Compensation Committee annually considers whether our compensation policies and practices for all employees, including our executive officers, create risks that are reasonably likely to have a material adverse effect on our Company. In fiscal 2021, the Compensation Committee noted several design features of our compensation programs that reduce the likelihood of excessive risk-taking, including, but not limited to, the following:
•A good balance of fixed and at-risk compensation, as well as an appropriate balance of cash and equity-based compensation.
•Management incentive programs are based on multiple metrics, including strategic, individual and operational measures.
•The Compensation Committee is directly involved in setting short- and long-term incentive performance targets and payout intervals, assessing performance against targets, and reviewing/approving the performance goals for the CEO and other executives.
•Executive annual short-term incentive awards are generally capped at 200% of the target opportunity and the performance-based restricted stock units in the long-term incentive plan are capped at 180% of target opportunity.
•Long-term equity awards are generally made on an annual basis which creates overlapping vesting periods and ensures that management remains exposed to the risks of their decision-making through their unvested equity-based awards for the period during which the business risks are likely to materialize.
•Long-term compensation for senior executives is comprised of restricted stock units that vest ratably over three years and performance-based restricted stock units that are earned based on three-year performance goals. Company shares are inherently subject to the risks of the business, and the combination of options and performance-based restricted stock units ensure that management participates in these risks.
•Performance-based restricted stock units are earned based on adjusted EBITDA performance goals for each year during a full three-year performance period, as well as total shareholder return ("TSR").
•The Company has significant share ownership requirements for executives and non-employee directors. Executive officers are required to hold share-based compensation awards until meeting their ownership requirements. Company shares held by management are inherently subject to the risks of the business.
•Executive compensation is benchmarked annually relative to pay levels and practices at peer companies.
•The Company has a clawback policy in place that allows for recovery of incentive compensation if there is a material restatement of financial results caused by the fraud or misconduct of an individual which resulted in an over payment of incentives.
•The Company prohibits employees and directors from hedging or pledging its securities.
•The Compensation Committee is composed solely of independent directors and retains an independent compensation consultant to provide a balanced perspective on compensation programs and practices. The Compensation Committee approves all pay decisions for executive officers.

Communication with the Board
The Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. Stockholders may communicate in writing with any particular director, any committee of the Board or the directors as a group, by sending such written communication to the Secretary of the Company at the Company’s principal executive offices, 1912 Farmer Brothers Drive, Northlake, Texas 76262. The envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder of the Company and clearly state whether the intended recipient is a particular director, a committee of the Board, or the directors as a group.
Copies of written communications received at such address will be collected, organized and reviewed regularly by the Secretary and provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business, or communications that relate to improper or irrelevant topics.
The Secretary or her designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company employees or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning possible director nominees submitted by any of the Company’s stockholders will be forwarded to the members of the Nominating and Corporate Governance Committee.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Allison Boersma, Stacy Loretz-Congdon, Alfred Poe, John Robinson and Waheed Zaman for election to the Board. If elected at the Annual Meeting, each would serve until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and duly qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
At the 2019 Annual Meeting of Stockholders, stockholders approved the proposal to amend and restate the Company's Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors. Prior to that time, the Board of Directors was divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with members of each class serving for a three-year term. Each year only one class of directors was subject to a stockholder vote. Class I consisted of three directors whose term of office will expire at the 2022 Annual Meeting, Class II consisted of two directors whose term of office expired at the 2020 Annual Meeting, and Class III consisted of one director, whose term of office will expire at the 2021 Annual Meeting of Stockholders (such former Class I directors and Class III directors, the “Continuing Classified Directors”). Beginning at the 2020 Annual Meeting, any director elected to the Board shall be for a one-year term. Continuing Classified Directors will continue to serve for the duration of the term for which their class was originally elected.
The authorized number of directors is set forth in the Company’s Certificate of Incorporation and shall consist of not less than five nor more than nine members, the exact number of which shall be fixed from time to time by resolution of the Board. The authorized number of directors is currently eight. If the number of directors is increased or decreased, each Continuing Classified Director then serving shall continue as a Continuing Classified Director until the expiration of his or her term or his or her death, resignation, retirement, disqualification or removal from office. In no event shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as that of his or her predecessor.
As part of the Company’s ongoing consideration of the appropriate mix of skills and expertise on the Board as well as Board refreshment, the Nominating and Corporate Governance Committee established a Search Committee to assist with identifying potential director nominees. The functions performed by the Search Committee included identifying qualified candidates, conducting interviews and monitoring background checks, and presenting qualified candidates to the Nominating and Corporate Governance Committee for consideration.
The Search Committee identified John D. Robinson as a possible director nominee and brought Mr. Robinson to the Nominating and Corporate Governance Committee’s attention in August 2021. The Nominating and Corporate Governance Committee viewed Mr. Robinson as an exceptional candidate. Mr. Robinson is currently the Operating Partner of Sequel Holdings L.P. where he is responsible for evaluating investment opportunities in the food and beverage sector. He has served in various executive-level roles with companies such as Rutherford Wine Studios LLC, Dean Foods Company, and Robinson Dairy. The Nominating and Corporate Governance Committee was particularly impressed with Mr. Robinson’s significant food and beverage industry and direct store delivery experience, as well as strategic planning and executive leadership development. In addition, if elected, Mr. Robinson would be an independent director under the Nasdaq Listing Rules and qualified to serve on the Company’s standing committees.
Ms. Boersma, Ms. Loretz-Congdon, Mr. Poe and Mr. Zaman currently serve as directors of the Company. Ms. Boersma serves as Chair of the Audit Committee and Ms. Loretz-Congdon serves as Chair of the Nominating and Corporate Governance Committee. Each of Ms. Boersma, Ms. Loretz-Congdon, Mr. Poe, Mr. Robinson and Mr. Zaman has agreed to be named in this Proxy Statement and to serve on our Board of Directors if elected. We have no reason to believe that any of the nominees will be unable to serve on our Board of Directors if elected.
All of the present directors were elected to their current terms by the stockholders. There are no family relationships among any directors, nominees for director or executive officers of the Company. Except as disclosed below, none of the continuing directors or nominees is a director of any other publicly held company.

Vote Required
Each share of Common Stock is entitled to one vote for each of the five director seats to be filled at the Annual Meeting. Each share of Series A Preferred Stock is entitled to vote on an as-converted basis together with the Common Stock as a single class for each of the five director seats to be filled at the Annual Meeting. Each stockholder will be given the option of voting “FOR” or withholding authority to vote for each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the proxy to vote the proxies received by them “FOR” the election of the five director nominees named herein unless the proxies direct otherwise. If either of the director nominees should be unable to serve or for good cause will not serve, your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.
Directors are elected by a plurality of the votes of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person (virtually) or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the five nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.
Nominees for Election as Directors
Set forth below is biographical information for each of the Board’s nominees for election as a director at the Annual Meeting, including a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.
Allison M. Boersma, age 56, has served on our Board since 2017 and is currently the Chief Financial Officer and Chief Operating Officer of BRG Sports Inc., a corporate holding company of leading brands that design, develop and market innovative sports equipment, protective products, apparel and related accessories. The company’s core football brand, Riddell, is the industry leader in football helmet technology and innovation. Ms. Boersma has served as the finance and operations leader for BRG Sports since April 2016, responsible for financial oversight, including planning, treasury and risk management; leadership of global sourcing, manufacturing and distribution; strategic planning and acquisitions; and manufacturing strategy. Ms. Boersma has also served as Chief Financial Officer and Chief Operating Officer of Riddell Inc., since May 2014, and Senior Vice President Finance and Chief Financial Officer of Riddell, from February 2009 to May 2014. Previously, Ms. Boersma was a finance executive with Kraft Foods, a multinational confectionery, food and beverage conglomerate, for over 17 years, with various positions of increasing responsibility, including serving as Senior Director Finance, Global Procurement, from May 2007 to February 2009, with leadership and oversight of commodity hedging and risk management, including for coffee; execution of global strategies to improve supplier performance; commodity tracking and derivative accounting. Other positions with Kraft included Controller, Grocery Sector; Controller, Meals Division; Director, Sales Finance, Kraft Food Services Division; and Senior Manager, Corporate Financial Business Analysis. Ms. Boersma began her career as a Senior Auditor with Coopers & Lybrand. Ms. Boersma received her undergraduate degree in Accountancy from the University of Illinois Champaign-Urbana, and her Masters of Management, Marketing and Finance, from JL Kellogg Graduate School of Management.
We believe Ms. Boersma’s qualifications to serve on our Board include her CFO and COO leadership, coffee industry knowledge and foodservice experience, supply chain and manufacturing experience, accounting and financial expertise, as well as her experience in IT, risk assessment, strategy formation and execution, mergers and acquisitions, and global sourcing.
Stacy Loretz-Congdon, age 62, has served on our Board since 2018. She retired at the end of 2016 after 26 years of service at Core-Mark Holding Company, Inc. ("Core-Mark"), one of the largest marketers of fresh and broad-line supply solutions to the convenience retail industry in North America, where she served in various capacities, including as Senior Vice President, Chief Financial Officer and Assistant Secretary from December 2006 to May 2016 and Executive Advisor from May 2016 through December 2016. From January 2003 to December 2006, Ms. Loretz-Congdon served as Core-Mark’s Vice President of Finance and Treasurer and from November 1999 to January 2003 served as Core-Mark’s Corporate Treasurer. Ms. Loretz-Congdon joined Core-Mark in 1990. Ms. Loretz-Congdon’s experience at Core-Mark included oversight of all finance functions, including all corporate finance disciplines, strategy execution, risk mitigation, investor relations, as well as involvement with benefits, executive compensation and technology initiatives. During her tenure as Senior Vice President and Chief Financial Officer, Ms. Loretz-Congdon served on the Information Technology Steering Committee and the Investment Committee at Core-Mark, as well as a board member of all Core-Mark subsidiaries. Core-Mark was a Fortune 500, publicly traded company listed on the Nasdaq Global Market until September 2021 when it merged with Performance Food Group Company. In 2015, Ms. Loretz-Congdon was named as one of the Top 50 female

CFOs in the Fortune 500 by Business Insider and Woman of the Year by Convenience Store News. Ms. Loretz-Congdon is an NACD Board Leadership Fellow. Prior to joining Core-Mark, Ms. Loretz-Congdon was an auditor for Coopers & Lybrand. Ms. Loretz-Congdon received her Bachelor of Science degree in Accounting from California State University, San Francisco.
We believe Ms. Loretz-Congdon’s qualifications to serve on our Board include her leadership as a former public company CFO, including accounting and financial expertise and regulatory compliance, as well as her financial planning and analysis, capital markets, corporate finance, M&A, IT, distribution and foodservice logistics, risk assessment, strategy formation and execution, compensation, and corporate governance experience, including her qualifications for service on the Company’s Audit Committee and Nominating and Corporate Governance Committee.
Alfred Poe, age 72, has served on our Board since 2020 and is currently the Chief Executive Officer of AJA Restaurant Corp., serving as such since 1999. From 1997 to 2002, he was the Chief Executive Officer of Superior Nutrition Corporation, a provider of nutrition products. He was Chairman of the Board and Chief Executive Officer of MenuDirect Corporation from 1997 to 1999. Mr. Poe was a Corporate Vice President of Campbell Soup Company from 1991 through 1996. From 1993 through 1996, he was the President of the Campbell's Meal Enhancement Group. From 1982 to 1991, Mr. Poe held various positions, including Vice President, Brands Director and Commercial Director with Mars, Inc. Mr. Poe currently serves on the Board of Directors of B&G, Foods, Inc., a manufacturer and distributor of shelf-stable food and household products across the United States, Canada and Puerto Rico and a publicly traded company listed on the New York Stock Exchange, since 1997. Mr. Poe has previously served on the boards of directors of Centerplate, Inc. and State Street Bank.
We believe Mr. Poe’s qualifications to serve on our Board include his many years of experience as a chief executive officer and senior executive officer in the packaged foods and food service industries. He has also served on the boards of directors of other public companies. In addition to bringing industry experience, Mr. Poe brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive compensation experience.
John D. Robinson, age 62, joined Sequel Holdings, a private equity firm, in 2017 and is currently an operating partner focusing on food and beverage opportunities. Currently, Mr. Robinson serves as CEO of Chairmans Foods, a Sequel Holdings portfolio company. Prior to joining Sequel Holdings, from 2009 to 2015, Mr. Robinson was Managing Partner for Rutherford Wine Studios LLC, dba The Ranch Winery, a wine co-packing and processing facility in Napa Valley, California, which was sold to E&J Gallo Winery in 2015. Prior to that, he held leadership roles at Morningstar Foods, Dean Foods Company and Robinson Dairy. Mr. Robinson received a Bachelor of Science in Business Administration from the University of Arizona.
We believe Mr. Robinson’s qualifications to serve on our Board include significant food and beverage industry and direct store delivery experience, as well as strategic planning and executive leadership development.
Waheed Zaman, age 61, has served on our Board since September 2021 and is currently the Chief Executive Officer of W&A Consulting, a consulting and advisory firm, where he advises senior executives on transformational change and consults with leaders and teams on personal success and leadership practices to ensure organizational effectiveness and strategy execution, serving as such since April 2017. He also serves as Advisor to Thematiks, a business research company. From April 2013 to March 2017, he was the Senior Vice President, Chief Corporate Strategy & Administrative Officer at the Hershey Company, a food manufacturer. Prior to that, he held leadership roles at Chiquita Brands International and Procter & Gamble. Mr. Zaman holds a bachelor's degree with a double major in Computer Science and Policy Studies from Dartmouth College.
We believe Mr. Zaman’s qualifications to serve on our Board include his more than 35 years of global consumer products experience. He has extensive experience working with multiple Boards of Directors and has led transformational enterprise-wide change across corporate strategy, information technology, supply chain, and consumer and retail analytics.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

Directors Continuing in Office
Set forth below is biographical information for each director continuing in office and a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure. Beginning at the 2022 Annual Meeting of Stockholders, all directors will be elected annually.

Name	Age	Director Since	Term Expiration	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Charles F. Marcy	71	2013	2022		Chair	X
D. Deverl Maserang	58	2019	2022
Christopher P. Mottern	77	2013	2022
Charles F. Marcy, age 71, is a food industry consultant. He served as Chief Executive Officer of Turtle Mountain, LLC, a privately held natural foods company, and the maker of the So Delicious brand of dairy free products from May 2013 until April 2015. Prior to this, he was a principal with Marcy & Partners, Inc., providing strategic planning and acquisition consulting to consumer products companies. Mr. Marcy served as President and Chief Executive Officer and a member of the Board of Directors of Healthy Food Holdings, a holding company for branded “better-for-you” foods and the maker of YoCrunch Yogurt and Van’s Frozen Waffles from 2005 through April 2010. Previously, Mr. Marcy served as President, Chief Executive Officer and a Director of Horizon Organic Holdings, then a publicly traded company listed on Nasdaq with a leading market position in the organic food business in the United States and the United Kingdom, from 1999 to 2005. Mr. Marcy also previously served as President and Chief Executive Officer and a member of the Board of Directors of the Sealright Corporation, a manufacturer of food and beverage packaging and packaging systems, from 1995 to 1998. From 1993 to 1995, Mr. Marcy was President of the Golden Grain Company, a subsidiary of Quaker Oats Company and maker of the Near East brand of all-natural grain-based food products. From 1991 to 1993, Mr. Marcy was President of National Dairy Products Corp., the dairy division of Kraft General Foods. From 1974 to 1991, Mr. Marcy held various senior marketing and strategic planning roles with Sara Lee Corporation and Kraft General Foods. Mr. Marcy currently serves as First Vice Chair on the Board of Trustees of Washington and Jefferson College and has served on the Board of Directors of B&G, Foods, Inc. (“B&G”), a manufacturer and distributor of shelf-stable food and household products across the United States, Canada and Puerto Rico and a publicly traded company listed on the New York Stock Exchange, since 2010. Mr. Marcy served on the Strategy Committee and currently serves as a member of the Audit Committee, a member of the Compensation Committee and a member of the Risk Committee of the Board of Directors of B&G. Mr. Marcy received his undergraduate degree in Mathematics and Economics from Washington and Jefferson College, and his MBA from Harvard Business School. Mr. Marcy is an NACD Board Leadership Fellow and has demonstrated his commitment to boardroom excellence by completing NACD’s advanced corporate governance program for directors. Mr. Marcy has served on the Company's Board of Directors since 2014 and is currently a member of the Nominating and Corporate Governance Committee and Chair of the Compensation Committee.
We believe Mr. Marcy’s qualifications to serve on our Board include his leadership as a former CEO, extensive experience in the food industry, including foodservice, manufacturing, supply chain, marketing and regulatory experience, as well as his corporate governance and public company board and executive compensation experience.
D. Deverl Maserang II, age 58, is President and Chief Executive Officer of the Company, since September 2019. Prior to joining the Company, from 2017 to 2019, Mr. Maserang served as President and Chief Executive Officer of Earthbound Farm Organic, a global leader in organic food and farming. From 2016 to 2017, Mr. Maserang served as Managing Partner of TADD Holdings, a business advisory firm. From 2013 to 2016, Mr. Maserang was Executive Vice President Global Supply Chain for Starbucks Corporation, a global coffee roaster and retailer, where he was responsible for end-to-end supply chain operations globally spanning manufacturing, engineering, procurement, distribution, planning, transportation, inventory management and worldwide sourcing. Prior to that, he held leadership roles at Chiquita Brands International, Peak Management Group, FreedomPay, Installation Included, Pepsi Bottling Group and United Parcel Service. Mr. Maserang received his Bachelor of Science degree from Texas Tech University.
We believe Mr. Maserang’s qualifications to serve on our Board include his leadership as CEO, coffee industry, foodservice, manufacturing, engineering, procurement, distribution, planning, transportation, inventory management, worldwide sourcing, turnaround, and supply chain expertise.
Christopher P. Mottern, age 77, has served as Chairman of the Board of the Company, since January 2020. He acted as interim President and Chief Executive Officer of Farmer Bros. Co. from May through October 2019. Prior to joining Farmer Bros. Co. in his interim role, Mr. Mottern was an independent business consultant. He served as President and Chief Executive Officer of Peet’s Coffee & Tea, Inc., a specialty coffee and tea company, from 1997 to 2002 and a director of Peet’s Coffee & Tea, Inc., from 1997 through 2004. From 1992 to 1996, Mr. Mottern served as President of The Heublein Wines Group, a manufacturer and marketer of wines, now part of Diageo plc, a multinational alcoholic beverage company. From 1986 through 1991, he served as President and Chief Executive Officer of Capri Sun, Inc., one of the largest single-service juice drink manufacturers in the United States. He has served as a director, including lead director, and member of the finance committee, of a number of private companies. Mr. Mottern received his undergraduate degree in Accounting from the University of Connecticut.
We believe Mr. Mottern’s qualifications to serve on our Board include his leadership as a former CEO, coffee industry, foodservice, manufacturing, supply chain and consumer branding experience, risk oversight experience, and financial and accounting expertise.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The compensation program for our non-employee directors is intended to fairly compensate our non-employee directors for the time and effort required of a director given the size and complexity of the Company’s operations. Portions of the compensation program utilize our stock in order to further align the interests of the directors with all other stockholders of the Company and to motivate the directors to focus on the long-term financial interest of the Company. Directors who are Company employees are not paid any additional fees for serving on the Board or for attending Board meetings.
The Company's non-employee director compensation program is as follows:

Form of Non-Employee Director Compensation	Director Compensation Program
Annual Board Cash Retainer	$60,000
Committee Chair Cash Retainer	$10,000 for Compensation Committee and Nominating and Corporate Governance Committee $15,000 for Audit Committee
Non-Chair Committee Cash Retainer	$7,500 for Compensation Committee and Nominating and Corporate Governance Committee $10,000 for Audit Committee
Chairman of the Board Cash Retainer	$50,000, with no additional fees for committee service
Meeting Fees	$2,000, only paid for Board or committee meetings in excess of seven in a fiscal year
Annual Equity Award Value	$65,000
Expense Reimbursement
Payment or reimbursement of reasonable travel expenses from outside the greater Dallas-Fort Worth area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings, as well as payment or reimbursement of amounts incurred in connection with director continuing education

Other	Ad hoc committee fees are determined from time to time by the Board, as needed.
The annual grant of restricted stock is generally made on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine, in each case, subject to any blackout period under the Company’s insider trading policy. In fiscal 2021, the annual grant of restricted stock was made on December 9, 2020. Each non-employee director received a grant of 15,081 shares of restricted stock based on the closing price per share of our Common Stock on December 9, 2020 ($4.31). Such grants cliff vest on the one-year anniversary of the grant date, subject to continued service to the Company through the vesting date and the acceleration provisions of the Amended and Restated 2017 Plan and the restricted stock award agreement.
Stock Ownership Guidelines
Under the Company’s stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least four times their annual retainer, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.
Shares of Common Stock that count toward satisfaction of these guidelines include (to the extent applicable): (i) shares of Common Stock owned outright by the non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) shares of Common Stock held in trust for the benefit of the non-employee director or his or her family; and (iv) shares of Common Stock issuable under vested options held by the non-employee director.

Director Compensation Table
The following table sets forth non-employee director compensation for fiscal 2021:

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Allison M. Boersma	80,438	109,621	190,059
Randy E. Clark (2)	33,250	37,495	70,745
Stacy Loretz-Congdon (3)	96,813	104,370	201,183
Charles F. Marcy	75,563	108,368	183,931
Christopher P. Mottern	107,250	116,494	223,744
Alfred Poe (2)	42,500	64,999	107,499
David W. Ritterbush (2)	36,813	41,370	78,183

(1)    Represents the full grant date fair value of restricted stock granted to each non-employee director in fiscal 2021, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for the fiscal year ended June 30, 2021, included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions.
(2)    Cash fees are for a partial year of service.
(3)    Ms. Loretz-Congdon received a $20,000 fee for her service as the chair of the ad hoc Search Committee.
Director Indemnification
Under the Company's Certificate of Incorporation and By-Laws, the current and former directors are entitled to indemnification and advancement of expenses from the Company to the fullest extent permitted by Delaware corporate law. The Board of Directors has approved a form of Indemnification Agreement (“Indemnification Agreement”) to be entered into between the Company and its directors and officers. The Company’s Board of Directors may from time to time authorize the Company to enter into additional indemnification agreements with future directors and officers of the Company.
The Indemnification Agreements provide, among other things, that the Company will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of his or her corporate status as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other enterprise which such person is or was serving at the request of the Company, such indemnitee was, is or is threatened to be made, a party to or a participant (as a witness or otherwise) in any threatened, pending or completed proceeding, whether formal or informal, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding. In addition, the Indemnification Agreements provide for the payment, advancement or reimbursement of expenses incurred by the indemnitee in connection with any such proceeding to the fullest extent permitted by applicable law. The Indemnification Agreements also provide that, in the event of a Potential Change in Control (as defined in the Indemnification Agreements), the Company will, upon request by the indemnitee, create a trust for the benefit of the indemnitee and fund such trust in an amount sufficient to satisfy expenses reasonably anticipated to be incurred in connection with investigating, preparing for, participating in or defending any proceedings, and any judgments, fines, penalties and amounts paid in settlement in connection with any proceedings. The Indemnification Agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the Certificate of Incorporation or By-Laws of the Company, or the General Corporation Law of the State of Delaware (the "DGCL"). The Company is also obligated to maintain directors’ and officers’ liability insurance coverage, including tail coverage under certain circumstances.

EXECUTIVE OFFICERS

The following table sets forth the executive officers of the Company as of the date hereof. At each annual meeting of the Board, the Board formally re-appoints the executive officers, and all executive officers serve at the pleasure of the Board. No executive officer has any family relationship with any director or nominee, or any other executive officer.

Name(1)	Age	Title	Executive Officer Since
D. Deverl Maserang II	58	President and Chief Executive Officer	2019
Scott R. Drake	52	Chief Financial Officer	2020
Ruben E. Inofuentes	54	Chief Supply Chain Officer	2019
Maurice S.J. Moragne	57	Chief Sales Officer	2020
D. Deverl Maserang II joined the Company as President and Chief Executive Officer in September 2019. Prior to joining the Company, from 2017 to 2019, Mr. Maserang served as President and Chief Executive Officer of Earthbound Farm Organic, a global leader in organic food and farming. From 2016 to 2017, Mr. Maserang served as Managing Partner of TADD Holdings, a business advisory firm. From 2013 to 2016, Mr. Maserang was Executive Vice President Global Supply Chain for Starbucks Corporation, a global coffee roaster and retailer, where he was responsible for end-to-end supply chain operations globally spanning manufacturing, engineering, procurement, distribution, planning, transportation, inventory management and worldwide sourcing. Prior to that, he held leadership roles at Chiquita Brands International, Peak Management Group, FreedomPay, Installation Included, Pepsi Bottling Group and United Parcel Service. Mr. Maserang received his Bachelor of Science degree from Texas Tech University.
Scott R. Drake joined the Company as Chief Financial Officer in March 2020. As Chief Financial Officer, Mr. Drake’s current responsibilities include overseeing the Finance and Accounting functions. Prior to joining the Company, Mr. Drake served as Senior Vice President of Finance and Treasurer of GameStop Corp., an omnichannel video game retailer, from July 2015 to March 2020, where he was responsible for financial planning and analysis, treasury, risk management and events/travel functions. From 2001 through 2015, Mr. Drake held various senior management positions with 7-Eleven, Inc., an international convenience store chain, most recently as their Vice President of Finance, Strategy and Communications. Prior to 2001, he held finance and accounting positions with Arthur Andersen, La Madeleine French Bakery and Café, Coca-Cola Enterprises and Coopers & Lybrand. Mr. Drake received a B.B.A. in Finance and Accounting and an M.B.A. in Corporate Finance from Texas A&M University. He is a Certified Public Accountant.
Ruben E. Inofuentes joined the Company as Chief Supply Chain Officer in November 2019. As Chief Supply Officer, Mr. Inofuentes' current responsibilities include overseeing the operations, manufacturing, logistics, procurement, coffee brewing equipment, research and development, green coffee buying, sustainability, supply and demand planning and quality functions. Prior to joining the Company, Mr. Inofuentes served as the Chief Operations Officer of JR286, Inc. (“JR286”), a sports equipment and accessories company from 2005 to 2019, where he was responsible for developing platforms to enable aggressive growth plans and market strategies. Prior to joining JR286, from 2003 to 2005, Mr. Inofuentes was the Vice President of Supply Chain Services for Advocare International, LP, a dietary supplement company. He was responsible for procurement, inventory planning, manufacturing, transportation, logistics, and information technology. Mr. Inofuentes received his undergraduate degree in Industrial Engineering from Iowa State University.
Maurice S. J. Moragne joined the Company as Chief Sales Officer in June 2020. As Chief Sales Officer, Mr. Moragne's current responsibilities include oversight of the company's sales and marketing organizations. Prior to joining the Company, Mr. Moragne served as Chief Executive Office, Chief Sales Officer and Co-Founder of International Agriculture Group LLC, an ingredient technology company, from August 2015 to June 2020, where he was responsible for managing investor financing, as well as assembling sales, marketing and technical teams. From July 2011 to July 2015, Mr. Moragne served as General Manager of the Chiquita Fruit Solutions business division of Chiquita Brands International, Inc., an agriculture production company, where he directed the daily operations, including oversight of Accounting, Finance, IT, Sales, Logistics, Quality, Operations, R&D, Marketing, Innovation, and Customer Service operations. Prior to 2011, he held various management positions with Naturipe Foods, LLC, Chiquita Brands International, Inc., L'Oreal and British American Tobacco. Mr. Moragne received a B.A. in Political Science and Government from Edinboro University of Pennsylvania.

Message from the Chair of the Compensation Committee

Dear Fellow Stockholders,
As the Chair of Farmer Brothers’ Compensation Committee, I wanted to share with you the Committee’s approach to executive compensation, the rationale for our decisions in this challenging and unprecedented year and our rationale for our approach in the coming year.
Since the start of the COVID-19 pandemic, we have made many difficult decisions to mitigate the impact of the pandemic and to enable Farmer Brothers to position itself for growth by continuing to execute the strategic initiatives that the Board and management view as essential to the long-term success of the company. Among those decisions were many decisions related to team members and compensation programs, including:
•reduced headcount and furloughed a significant percentage of the remaining employees;
•eliminated fiscal fourth quarter 2020 cash compensation for its Board of Directors;
•temporarily decreased executive officer and certain other team members’ base salaries by 15%;
•eliminated our annual merit increase pool for fiscal 2021;
•eliminated fiscal 2020 short-term incentive program payments for executive officers; and
•suspended 401(k) cash matching for all eligible employees.
To recognize our employees’ significant efforts and accomplishments despite the monumental challenges caused by the pandemic, we took certain key compensation actions in order to retain and motivate our team for the future as we recover and grow our business. As the world looks to recover from the COVID-19 pandemic, we are experiencing unprecedented aggressive recruitment of our employees from both direct and indirect competitors for talent, which will require additional flexibility in establishing attractive compensation packages for the future. These actions are detailed in the "Compensation Discussion & Analysis" section below:
1.     Restoration of Salary—We reduced salaries for all Named Executive Officers by 15% effective April 1, 2020 in response to the pandemic. As the business began to recover, on August 17, 2020, the Company reinstated five-percent of the pre-reduction salary, with an additional five-percent being reinstated on each of December 7, 2020 and March 15, 2021.
2.     Fiscal 2021 Short-Term Incentive Awards—We designed short-term incentive awards with additional flexibility given the difficulty in setting annual targets in the uncertain environment that existed at the beginning of the fiscal year due to the ongoing pandemic. The structure provided for a 50% payout of individual targets if the Company met threshold and discretion for higher payouts for performance above threshold. When management exceeded threshold performance, we exercised our discretion to fund the short-term incentive bonus at 100% of individual targets to reward their significant efforts and accomplishments in transforming our business in a very difficult year. We considered the payment as essential given the elimination of prior-year merit increases and, in certain circumstances, multiple years of the non-payment of short-term incentives for the intense efforts required during our turnaround. We believe that knowing that the efforts have been recognized and rewarded provides an incentive to continue the intense and difficult work of fixing, optimizing and growing Farmer Brothers for the future.
3.     Fiscal 2021 Long-Term Incentive Awards—For the Named Executive Officers, we awarded the fiscal 2021 long-term incentives in two tranches, in July 2020 and December 2020, with a mix of PBRSUs and restricted stock units due to limited shares available under our plan prior to last year’s annual meeting. In the fiscal 2021 grants, we removed stock options from our long-term incentives to conserve shares under our equity plans.
4.     Fiscal 2022 Long-Term Incentive Awards—We awarded fiscal 2022 long-term incentives in September 2021, rather than waiting until the second quarter of fiscal 2022, to address critical and immediate retention needs with 50% as PBRSUs and 50% as restricted stock units. The value of the awards were aligned with market-typical levels for Named Executive Officers in order to remain competitive with the market and retain critical talent. We desired to allocate a greater percentage of awards to PBRSUs. However, during fiscal 2021, we experienced a substantially lower stock price during the COVID-19 pandemic, which significantly increased our burn rate. The higher burn rate has resulted in a significantly depleted equity pool under our 2017 Long-Term Incentive Plan which limits our flexibility in program design, recruitment and retention. In future years, subject to availability of shares under our stockholder approved equity plans, we intend to provide more weight toward performance-based long-term incentives.

The Committee and the Board took these actions to reward and retain our employees who demonstrated enormous flexibility and stamina in one of the most demanding and difficult years in our history. In this competitive market for talent, we also believe equity is essential to align incentives with stockholders and to retain the talent needed to execute our strategy. As a result, at this Annual Meeting, we are asking stockholders to approve additional shares under the Amended and Restated 2017 Long-Term Incentive Plan to provide us with the necessary tools to attract and retain employees in this competitive and rapidly moving job market.
We are proud of all that our team has accomplished to sustain the business and our team members. We hope and expect that in fiscal 2022 and beyond these extraordinary efforts will fix, optimize and grow this business and translate into long-term value creation for our business and for our stockholders.
Sincerely,
Charles Marcy
Chair, Compensation Committee

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our executive compensation philosophy, objectives, and programs, the decisions made under those programs and factors considered by our Compensation Committee in fiscal 2021 with respect to the compensation of our Named Executive Officers.
Fiscal 2021 Named Executive Officers

Name	Title
D. Deverl Maserang II	President and Chief Executive Officer
Scott R. Drake	Chief Financial Officer
Ruben E. Inofuentes	Chief Supply Chain Officer
Maurice S. J. Moragne	Chief Sales Officer
Jennifer H. Brown (1)	Former Senior Vice President, General Counsel and Interim Chief Human Resources Officer
Ronald J. Friedman (2)	Former Chief Human Resources Officer
(1)    Ms. Brown's employment with the Company terminated effective October 18, 2021.
(2)    Mr. Friedman's employment with the Company terminated effective May 1, 2021.
Executive Summary
Our executive compensation programs are designed to:
•attract, retain, and motivate talented executives with competitive pay and incentives;
•reward positive results by aligning the economic interests of our executive officers with those of our stockholders;
•motivate executive officers to achieve our short-term and long-term goals by providing “at risk” compensation, the value of which is ultimately based on our future performance, without creating undue risk-taking behavior nor unduly emphasizing short-term performance over long-term value creation; and
•maintain total compensation and relative amounts of base salary, annual, and long-term incentive compensation competitive with those amounts paid by peer companies to remain competitive in the market for talent.
We believe that this design appropriately focuses our executive officers on the creation of long-term value without creating undue risk-taking behavior. We continued to focus on these key design elements in addressing the impact of and our response to the COVID-19 pandemic and its related impact on our compensation programs.

Impact of and Response to COVID-19
Below we summarize key actions the Company undertook to protect our employees, stockholders, business, and customers throughout the continuing COVID-19 pandemic. Management quickly responded to the revised business landscape, purposefully managed liquidity and remained focused on our strategic projects to deliver long-term stockholder value. We successfully managed the Company through the tumultuous early months of the pandemic with proactive actions that included the initial draw down of $42.0 million under our revolving credit facility in April 2020, implementing cost reductions and negotiating and entering into a new credit facility to bolster the Company’s liquidity and flexibility. These actions, as well as those taken through the remainder of fiscal 2020 and fiscal 2021 allowed us to adapt to changing market conditions and continue to address our strategic priorities, while preserving our ability to maximize future performance. At the height of the pandemic in April 2020, DSD sales declined 65% to 70% from the pre–COVID weekly average sales. However, due to several management initiatives, lifting of some government restrictions, and reopening of some of our customers’ businesses, our DSD revenues have improved during fiscal year 2021, with sequential improvement in every quarter, from a decrease of 45% at June 30, 2020 to a decrease of 27% for the fourth quarter of 2021.
What we did for our employees
We implemented the following measures to assist our employees:
•Implemented Company health guidelines that included social distancing, shift spacing, protective equipment, temperature monitoring and a remote work option for employees able to do so;
•Provided up to 10 additional days of sick time at no cost for certain employees in locations with a confirmed COVID-19 case or who were quarantined due to COVID-19 related symptoms/exposure;

•Provided COVID-19 testing for team members on our health plan at no charge;
•Extended company-paid medical benefits for employees enrolled in benefit plans who had been placed on furlough due to the COVID-19 outbreak;
•Reinforced access for team members to telehealth options available through our health plans; and
•Reinforced availability of our existing Employee Assistance Program (EAP) that is available to all employees and their families at no cost. The EAP provides helpful tools for managing anxiety and fears for employees and their children.
What we did for our Stockholders
•We engaged stockholders in direct conversations regarding our pandemic actions;
•Our Board was regularly informed about all major aspects of our business and remains actively engaged with management. Our Board and the Compensation Committee met and continue to meet more frequently (relative to prior years) to understand the unique challenges we are encountering;
•Our leadership took voluntary temporary salary reductions of 15% and our Board members waived their quarterly cash retainer for the fourth quarter of fiscal 2020 to preserve liquidity; and
•Invested in and reallocated capital in a focused approach, allowing team members to continue to deliver on projects to optimize our manufacturing and distribution network during challenging times.
What we did for our Business
Recognizing that maintaining ample liquidity is key to withstanding the pandemic and emerging in a position of strength, we prudently managed cash, including:
•Amended our prior credit facility in July 2021 and subsequently entered into a new $127.5 million, four-year financing arrangement, providing a lower overall cost of borrowing and reducing or eliminating several negative covenants in its prior credit facility;
•Drove cost-reduction and cash preservation strategies to weather the impact of the pandemic;
•Remained disciplined in capital allocation priorities, including deferring capital expenditures, as appropriate;
•Focused on key initiatives that would drive our business transformation; and
•Renegotiated unprofitable contracts to meet evolving business needs.
Total Shareholder Return
Over the past few years, our cumulative TSR has not kept pace with the general market, or with our peer group, particularly during the ongoing COVID-19 pandemic which disproportionately impacted the Company and its customers' businesses. As a result of that performance, in prior years several of our former Named Executive Officers have left the organization and we have not provided payouts under our incentive plans. The Compensation Committee remains focused on delivering long-term value to our stockholders and again incorporated TSR into the Named Executive Officers' equity awards by including a relative TSR modifier performance-based restricted stock unit design. In fiscal 2021, in evaluating performance and compensation decisions, the Compensation Committee considered the improvement in TSR performance for the prior year which the Compensation Committee believes reflects the efforts of the current strategy and management team’s execution.

Compensation Policies and Practices—Good Governance
Consistent with our commitment to strong corporate governance, in fiscal 2021, our Board followed the compensation policies and practices described below to drive performance and serve our stockholders’ long-term interests:

What We Do

Our Compensation Committee is composed solely of independent directors, and regularly meets in executive session without members of management present.

Our Compensation Committee retains an independent compensation consultant to provide it with advice on matters related to executive compensation.

Our Compensation Committee regularly reviews and assesses the potential risks of our compensation policies and practices.

The structure of our executive compensation program includes a mix of cash and equity-based compensation, with an emphasis on performance-based compensation.

The competitiveness of our executive compensation program is assessed by comparison to the compensation programs of peer group companies that are similar to us in terms of industry, annual revenue, and/or other business characteristics.

Our claw-back policy requires the recoupment of certain incentive compensation from our executive officers in the event of a material restatement of the Company’s financial results due to fraud or misconduct.

We maintain meaningful stock ownership guidelines for directors and executive officers that promote a long-term stockholder perspective.

What We Do Not Do

We do not provide for excise tax gross-ups in connection with severance or other payments or benefits arising in connection with a change in control.

We do not provide for “single trigger” change in control payments or benefits.

We do not provide guaranteed base salary increases or guaranteed bonuses.

We do not provide supplemental pension benefits to our Named Executive Officers.

We do not provide excessive perquisites.

We do not permit (absent stockholder approval in the case of repricing/exchanging), and have not engaged in, the practice of backdating or re-pricing/exchanging stock options.

We do not allow directors or executive officers to hedge or short sell Company stock.

We do not allow directors or executive officers to pledge shares as collateral for a loan or in a margin account.

Stockholder Advisory Vote on Executive Compensation and Key Compensation Program Enhancements
In December 2020, we held a non-binding stockholder advisory vote to approve the compensation of our Named Executive Officers (the “say-on-pay proposal”). Our stockholders approved the compensation of our Named Executive Officers, with approximately 77% of the shares present or represented by proxy at the 2020 Annual Meeting and entitled to vote thereat, voting in favor of the say-on-pay proposal, compared to an approval rate of approximately 86% in fiscal 2019 and 87% in fiscal 2018.
The Compensation Committee reviews the results of the annual vote on the say-on-pay proposal, and determines whether to make any adjustments to the Company’s executive compensation policies and practices. We also consider feedback we receive from our stockholders during the course of the year. In light of the fact that the Company’s executive compensation programs and practices in fiscal 2019 and fiscal 2020 were viewed by stockholders as effective in aligning the Company with stockholders in its executive compensation practices, the Compensation Committee did not make any substantial changes to our policies and practices for fiscal 2021 with the exception of adding a discretionary element to our short-term incentive plan due to the difficulty of setting financial targets during the height of the COVID-19 pandemic. The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for the Named Executive Officers.
Oversight of the Executive Compensation Program
Compensation Committee
Under its charter, the Compensation Committee has the duty, among other things, to assess the overall executive compensation structure of the Company, including the compensation for our President and Chief Executive Officer and each of our other Named Executive Officers. In exercising this authority, the Compensation Committee determines the forms and amount of executive compensation appropriate to achieve the Compensation Committee’s strategic objectives, including base salary, bonus, incentive or performance-based compensation, equity awards and other benefits.

Compensation Consultant
The Compensation Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In fiscal 2021, the Compensation Committee engaged Meridian Compensation Partners, LLC, an independent compensation consultant ("Meridian") to provide advisory and consulting services relating to the Company’s executive officer and director compensation programs, consultation regarding short-term and long-term incentive plan design, consultation regarding CEO pay ratio disclosure, and consultation regarding corporate governance practices and general Compensation Committee matters and processes. In fiscal 2021, the Compensation Committee also engaged Meridian to help determine the compensation of our President and Chief Executive Officer, as well as our other Named Executive Officers.
Meridian provided no other services to the Company or its affiliates during fiscal 2021 other than as described above. The Compensation Committee has determined that Meridian is “independent” according to the criteria required by the SEC in Rule 10C-1 of the Exchange Act.
Management’s Role in Establishing Compensation
The compensation of the Named Executive Officers is determined by the Compensation Committee, taking into account the input and recommendations of our President and Chief Executive Officer regarding compensation for those executive officers, and taking into account the input of the Nominating and Corporate Governance Committee and Chairman regarding performance of our President and Chief Executive Officer. The Compensation Committee has sole authority for all final compensation determinations regarding our President and Chief Executive Officer. In fiscal 2021, our President and Chief Executive Officer, former Chief Human Resources Officer and General Counsel and interim Chief Human Resources Officer routinely attended the meetings of the Compensation Committee to provide input, as requested by the Compensation Committee and, in the case of the General Counsel, to act as secretary for the meeting; however, no executive officer has any role in approving his or her own compensation, and neither our President and Chief Executive Officer nor any other Named Executive Officer is present during the portion of the meeting at which the Compensation Committee considers their compensation. The Compensation Committee regularly meets in executive session, without members of the management team present, when discussing and approving executive compensation.
Benchmarking and Peer Group Companies
The Compensation Committee compares the pay levels and programs for the Company’s executive officers to compensation information from a relevant peer group as well as information from published survey sources. The Compensation Committee uses this comparative data as a reference point in its review and determination of executive compensation but also considers competitive compensation practices and other relevant factors based on the members’ collective experience in setting pay. Accordingly, the Compensation Committee does not generally establish compensation at specific benchmark percentiles.

When setting compensation, the Compensation Committee considers other factors in addition to market data, including:
•individual performance;
•impact on long-term stockholder value creation;
•impact on development and execution of Company strategy;
•experience and tenure in role;
•retention;
•trends and competitive factors impacting the labor market;
•internal alignment;
•the impact of the COVID-19 pandemic on the business and management's actions to respond to the uncertain market in fiscal 2021; and
•scope of responsibility.
The Compensation Committee, with the assistance of Meridian, developed and approved the following peer group for purposes of benchmarking the compensation levels of our Named Executive Officers relative to our peers and informing fiscal 2021 pay levels for our Named Executive Officers:

B&G Foods, Inc.	John B. Sanfilippo & Son, Inc.
Beyond Meat, Inc.	Lancaster Colony Corporation
The Boston Beer Company, Inc.	Medifast, Inc.
Bridgford Foods Corporation	MGP Ingredients Inc.
Calavo Growers, Inc.	New Age Beverages Corporation
Cal-Maine Foods, Inc.	Seneca Foods Corp.
The Chef’s Warehouse Inc.	The Simply Good Foods Company
Hostess Brands, Inc.	SunOpta Inc.
J & J Snack Foods Corp.
The Compensation Committee evaluates our peer group annually and makes adjustments to this peer group when appropriate to reflect changes in relative size or operations of the Company or its peers, or to address changes resulting from mergers, acquisitions or other structural changes. The Compensation Committee found this peer group to be appropriate because it represented a meaningful sample of comparable companies in terms of, as applicable, industry, annual revenue, and other business characteristics. In 2021, for fiscal 2022 compensation, the Compensation Committee has decided to remove Primo Water Corporation from the peer group due to its acquisition, and to add Freshpet, Inc. and Utz Brands, Inc.
Fiscal 2021 Named Executive Officer Compensation Mix

In fiscal 2021, the Compensation Committee’s compensation decisions with respect to our Named Executive Officers once again reflected strong alignment between pay and performance. We believe that our fiscal 2021 compensation programs were therefore also strongly aligned with the long-term interests of our stockholders.

The following charts illustrate, with respect to our President and Chief Executive Officer and our other Named Executive Officers as a group, the unreduced base salary, target short-term cash incentive compensation, and target long-term equity incentive compensation as a percentage of target total direct compensation for fiscal 2021. As shown below, a significant portion of Named Executive Officer target direct compensation is “at risk” variable compensation rather than fixed compensation, reflecting our philosophy of aligning Named Executive Officer compensation with performance generally and stockholder value creation specifically.

Key Elements of Fiscal 2021 Executive Compensation Program

Below are the key elements of the Company’s fiscal 2021 executive compensation program applicable to our Named Executive Officers.

What We Pay	Why and How We Pay It
Base Salary
• Base salary comprises fixed cash compensation that is designed to provide a reasonable level of fixed income based on role, individual performance, scope of responsibility, leadership skills and experience.
• Base salaries are reviewed annually and adjusted when appropriate (increases are neither fixed nor guaranteed).
• Competitive base salaries are a key component of attracting and retaining executive talent.

Short-Term Cash Incentives
• Annual cash incentives constitute variable “at risk” compensation, payable in cash based on Company-wide and individual performance. These awards are designed to reward achievement of annual financial objectives as well as near-term strategic objectives that create momentum that is expected to foster the long-term success of the Company’s business.
• Company-wide metrics and targets are derived from, and intended to promote, our near-term business strategy.
• Individual targets are consistent with our focus on both quantitative and qualitative priorities and thereby reward both attainment of objective metrics and individual contributions.

Long-Term Incentives
• Stock options, Restricted Stock Units ("RSUs") and Performance-based Restricted Stock Units ("PBRSUs") subject to both performance- and time-based vesting conditions are designed to create direct alignment with stockholder objectives, provide a focus on long-term value creation, retain critical talent over extended timeframes and enable key employees to share in value creation.
• Performance-based award metrics and targets align with long-term business strategy as well as stock price appreciation creating shareholder value.

Severance Benefits
• Severance benefits provide income and health insurance protection to our Named Executive Officers in connection with certain involuntary terminations of employment. These severance benefits are designed to enable the Named Executive Officers to focus on the best interests of the Company and its stockholders, including in circumstances that may jeopardize the individual’s job security.
• Enhanced severance benefits are available if the termination of employment occurs in connection with a change in control to ensure continued focus on the best alternatives for the Company and its stockholders, free from distractions caused by personal uncertainties associated with the heightened risk to job security that arises for senior executives in the transactional context.
• Severance benefits are also key to attracting and retaining key talent.

Retirement and Welfare Benefits
• A standard complement of retirement, health, welfare and insurance benefits, offered to our Named Executive Officers on terms generally similar to those available to other employees, provides important protections and stability for our Named Executive Officers and their families that help enable our Named Executive Officers to remain focused on their work responsibilities.
• These are generally low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Perquisites
• We provide limited perquisites as well as relocation assistance, each intended to facilitate the operation of the Company’s business and to assist the Company in recruiting and retaining key executives.
• These are also low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Base Salary

Consistent with the established executive compensation philosophy and objectives described above, and utilizing the peer comparisons provided by Meridian, the Compensation Committee approved fiscal 2021 annual base salaries for the Named Executive Officers as shown in the table below. In March 2020, in response to the potential effect of the COVID-19 pandemic on revenue, the Company's Board had approved the implementation of a temporary 15-percent salary reduction for all of the Company's Named Executive Officers, effective April 1, 2020. On August 17, 2020, the Company reinstated five-percent of the pre-reduction salary, with an additional five-percent being reinstated on each of December 7, 2020 and March 15, 2021. In fiscal 2021, the Named Executive Officers did not receive regular merit increases as the Company eliminated the annual merit increase pool for fiscal 2021 as part of the COVID-19 response.

Name	Fiscal 2021 Annual Base Salary(1)(2)	Fiscal 2020 Annual Base Salary(1)(2)	Annual Base Salary Percentage Change
Named Executive Officers:
D. Deverl Maserang II	$660,000	660,000	—
Scott R. Drake	$375,000	375,000	—
Ruben E. Inofuentes	$340,000	340,000	—
Maurice S. J. Moragne	$340,000	340,000	—
Jennifer H. Brown (3)	$300,000	240,000	25%
Ronald J. Friedman	$324,450	324,450	—
_________
(1)    Annual base salary as of the end of the applicable fiscal year.
(2)    The salaries of the NEOs, with the exception of Mr. Moragne who was hired during the COVID-19 pandemic, were reduced by 15% from April 1, 2020 through August 17, 2020, by 10% from August 17, 2020 through December 7, 2020, and by 5% from December 7, 2020 through March 15, 2021. Actual fiscal 2021 salary earned is provided in the Summary Compensation Table.
(3)    Ms. Brown received a salary adjustment effective September 1, 2020 to $270,000 which reflected a ten-percent salary reduction.
Short-Term Cash Incentives for Fiscal 2021

Fiscal 2021 awards were designed to place a significant portion of each Named Executive Officer’s annual cash compensation “at risk” and were designed to align the near-term focus of our Named Executive Officers with our business goals for the relevant period. Due to the impact of COVID-19 on the predictability of our business, the Company's 2021 short-term incentive plan focused on achieving a minimum performance threshold for Company-wide financial results.

For the fiscal 2021 Short-Term Cash Incentive Program, the Compensation Committee used adjusted EBITDA as the relevant performance metric and set a minimum threshold for achievement (described below) which, if achieved, the Compensation Committee believed would reflect a meaningful level of Company profitability and would be aligned with our strategic plan to deliver long-term value to our stockholders.

For this purpose, "adjusted EBITDA” was defined as net (loss) income excluding the impact of: (i) income taxes; (ii) interest expense; (iii) income from short-term investments; (iv) depreciation and amortization expense; (v) ESOP and share-based compensation expense; (vi) non-cash impairment losses; (vii) non-cash pension withdrawal expense; (viii) other similar non-cash expenses; (ix) restructuring and other transition expenses; (x) non-recurring stockholder-related expenses; (xi) acquisition costs (and related revenues only during the same fiscal year); (xii) capital issuance expenses; (xiii) out of period external legal expenses; (xiv) business segment disposition expenses (and exclusion of related gain on sales); (xv) net gain or loss on sale of assets other than M&A or business segment disposition; and (xvi) non-recurring and/or extraordinary expenses.

In fiscal 2021, our Named Executive Officers were eligible to earn annual cash incentive awards under the Short-Term Cash Incentive Program of 50% of the applicable Named Executive Officer’s target annual bonus for threshold performance. Any performance in excess of the threshold would be considered in determining the overall payout at the discretion of the Compensation Committee.

As a result of achieving above the threshold level on adjusted EBITDA, the Compensation Committee determined that the plan should pay out at 100% of each executive’s target annual bonus. In determining to pay the bonus at the target level, the Compensation Committee considered management’s leadership of key initiatives within the company's optimization strategy that were completed during the fiscal year, including doubling production and packaging capacity at the Northlake, Texas facility, ending production and fully exiting the aged Houston, Texas facility, opening a new West Coast distribution facility in Rialto, California, and completing full deployment of new handheld technology on our DSD routes. The Compensation Committee considered the continued uncertainty presented by the COVID-19 pandemic and the need for liquidity to execute the Company's strategic initiatives in evaluating whether to payout in excess of target given the adjusted EBITDA performance. The Compensation Committee believes that it was important to reward executives for the completion of these key initiatives and to keep those executives motivated because the achievement of these milestones is essential to the Company’s plans to deliver long-term value to stockholders.

The following table shows such achievement compared to Company-wide performance threshold for fiscal 2021.

Metric	AEBITDA Target	Threshold Goal (80% of Target Performance)	Actual Achievement	Actual Achievement Compared to Target Performance	Payout for Fiscal 2021 Company-wide Performance
Adjusted EBITDA	$15.7M	$12.6M	$16.6M	105.7%	100%
Long-Term Incentive Compensation
Awards
The fiscal 2021 long-term incentives were designed to be competitive with market and directly align our incentives with our long-term business priorities and compensation outcomes to Company performance. The Compensation Committee believes that the fiscal 2021 long-term incentive program facilitates strong pay for performance alignment in that the RSUs only appreciate in value to the extent that the stock price appreciates, and the PBRSUs only vest to the extent that the performance goals are achieved, placing the emphasis on stock price and stockholder alignment on internal company performance and business strategy. The Compensation Committee also believes that long-term incentives serve as a retention tool for key executives, which is particularly important in this competitive market for talent.
Our practice historically has been to grant annual normal-cycle long-term incentive awards generally in the second quarter of the fiscal year, with interim grants for new hires and promotions after the annual grant date being made on the first day of the calendar month following the hire or promotion, as applicable. Our grants have historically taken the form of 50% PBRSUs vesting over a three-year performance period and 50% in stock options. However, in an attempt to conserve our authorized shares under our equity plan, the Compensation Committee started utilizing RSUs instead of stock options.

Fiscal 2021 Awards

Restricted Stock Units

In fiscal 2021, the RSUs granted to our Named Executive Officers under the Amended and Restated 2017 Plan vest ratably over three years, with one-third of the total number of shares subject to each such RSUs vesting on each of the first three anniversaries of the grant date, contingent on continued employment.

Performance-Based Restricted Stock Units

In fiscal 2021, the PBRSUs granted to our Named Executive Officers under the Amended and Restated 2017 Plan cliff vest at the end of the three-year performance period based upon achievement of adjusted EBITDA (as defined above for purposes of fiscal 2021 cash incentive) performance goals for the performance period July 1, 2020 through June 30, 2023. For the fiscal 2021 awards, adjusted EBITDA targets for each year of the performance period are set independently at the beginning of the year due to the rapidly changing realities of our business during the pandemic. This preserves the incentive of pay-for-performance by making the targets challenging but achievable based on the business environment for the applicable performance year. Performance against adjusted EBITDA targets for each year will determine the number of shares that are “banked” for that year and can range from 0% to 150% of the number of shares allocated for that particular year (1/3 of the total shares originally granted). At that point, the executive will neither lose nor gain any additional shares with the exception of the TSR modifier applied at the end of the performance period. Once the performance period has ended, the number of shares that were banked in total will be subject to a +/- 20% modifier based on the TSR over the full performance period.

Our performance goals for adjusted EBITDA are based on business forecasts, our ability to recover from the COVID-19 pandemic and relevant expectations reflecting our strategic plans and aspirations to grow our business. The Compensation Committee has historically established aggressive, yet achievable performance goals intended to motivate the Company’s executive officers to achieve internal goals and results that will benefit the Company’s stockholders, while maintaining strong alignment between pay and performance. With the limited number of shares available for issuance under our Amended and Restated 2017 Plan, this annual as opposed to three-year target setting preserves the incentive of equity awards. Actual achievement of the three-year performance goals for the PBRSU awards granted in Fiscal 2021 will be reflected in our proxy statement that reports the payouts at the end of the three-year performance period.
Employment and Change in Control Severance Agreements
The Company has entered into an employment agreement with our President and Chief Executive Officer, Deverl Maserang ("Employment Agreement"), as well as a Change in Control Severance Agreement with each of the Named Executive Officers. A detailed description of the severance benefits each Named Executive Officer is due to receive based on their Employment Agreement and/or Change in Control Severance Agreement is set forth below under the heading “Named Executive Officer Compensation-Potential Payments Upon Termination or Change in Control.”
These agreements were entered into, and continue in effect, to achieve the following objectives: (a) assure the Named Executive Officers’ full attention and dedication to the Company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (b) assure the Named Executive Officers’ objectivity with respect to stockholders’ interests in a change in control scenario; (c) assure the fair treatment of the Named Executive Officer in case of involuntary termination following a change in control or in connection with a threatened change in control; and (d) attract and retain key talent during uncertain times. The agreements are structured so that payments and benefits are provided only if there is both a change in control or threatened change in control and a qualifying termination of employment (“double trigger”), either by us (other than for “Cause,” “Disability” or death), or by the Named Executive Officer in connection with a “Resignation for Good Reason” (as each is defined in the change in control severance agreements).

Retirement and Welfare Benefits
The Named Executive Officers receive the same welfare benefits as those received by our employees generally, including medical, dental, life, disability and accident insurance.
The Named Executive Officers are eligible on the same basis as our employees generally to participate in the Company’s 401(k) plan. The value of the Named Executive Officers’ 401(k) plan balances depends solely on the performance of investment alternatives selected by the applicable Named Executive Officer from among the alternatives offered to all participants. All investment options in the 401(k) plan are market-based, meaning there are no “above-market” or guaranteed rates of return. In the beginning of fiscal 2020, the Company offered a discretionary match of the employees’ annual contributions under the 401(k) plan equal to 50% of an employee’s annual contribution, up to 6% of the employee’s eligible income. As a result of the COVID-19 crisis and the corresponding impact on our business, the match was suspended effective April 1, 2020 and was reinstated effective with the July 9, 2021 paycheck for each eligible employee. The Company continues to make a contribution equal to 4% of non-union employee’s earnings quarterly in company stock. All company contributions are fully vested at the time they are received by the employee.
Perquisites
We believe that offering certain limited perquisites facilitates the operation of our business, allows our Named Executive Officers to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. We also believe that the perquisites offered to our Named Executive Officers are generally consistent with practices among companies in our peer group.
It is the Company’s and the Compensation Committee’s intention to continually assess business needs and evolving practices to ensure that perquisite offerings are competitive and reasonable.
Compensation Policies and Practices
Stock Ownership Guidelines
The Board has adopted Stock Ownership Guidelines to further align the interests of the Company’s executive officers with the interests of the Company’s stockholders. Under the stock ownership guidelines, an executive officer is not permitted to sell any shares of Common Stock received as a result of grants under the Company’s long-term incentive plans unless the executive officer achieves and maintains the applicable threshold share ownership level set forth in the table below. Further, under the stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least four times his or her annual cash retainer for service on the Board, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.

Shares of Common Stock that count toward satisfaction of these guidelines include: (i) shares of Common Stock owned outright by the executive officer or non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) ESOP shares (with respect to executive officers only); (iv) shares of Common Stock held in trust for the benefit of the executive officer or non-employee director or his or her family; and (v) shares of Common Stock issuable under vested options held by the executive officer or non-employee director.

Position	Value of Shares Owned
Chief Executive Officer	3x base salary
Other Executive Officers	1x base salary
Non-Employee Directors	4x Annual Cash Retainer
Insider Trading Policy (Including Anti-Hedging and Anti-Pledging Policies)
Our insider trading policy prohibits all employees, officers, directors, consultants and other associates of the Company and certain of their family members from, among other things, purchasing or selling any type of security, whether the issuer of that security is the Company or any other company, while aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. The insider trading policy also prohibits employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions (i.e., puts, calls, options, forward contracts, collars, swaps or exchange agreements) with respect to our securities. We also have procedures that require trades by certain insiders, including our directors and executive officers, to be pre-cleared by appropriate Company personnel. Additionally, such insiders are generally prohibited from conducting transactions involving the purchase or sale of the Company’s securities from 12:01 a.m. New York City time on the fourteenth calendar day before the end of each of the Company’s four fiscal quarters (including fiscal year end) through 11:59 p.m. New York City time on the business day following the date of the public release containing the Company’s quarterly (including annual) results of operations.
Clawback Policy on Executive Compensation in Restatement Situations
In the event of a material restatement of the financial results of the Company, the Board, or the appropriate committee thereof, will review all bonuses and other incentive and equity compensation awarded to the Company’s executive officers on the basis of having met or exceeded performance targets for performance periods that occurred during the restatement period. If such bonuses and other incentive and equity compensation would have been lower had they been calculated based on such restated results, the Board, or the appropriate committee thereof, may, to the extent permitted by governing law and as appropriate under the circumstances, seek to recover for the benefit of the Company all or a portion of such bonuses and incentive and equity compensation awarded to executive officers whose fraud or misconduct caused or partially caused such restatement, as determined by the Board, or the appropriate committee thereof.
Accounting Standards
Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 requires us to recognize an expense for the fair value of share-based compensation awards. Grants of stock options, restricted stock and PBRSUs under the Company’s long-term incentive plans are accounted for under FASB ASC Topic 718. The Compensation Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our long-term incentive program. As accounting standards change, the Company may revise certain programs to appropriately align accounting expenses of our share-based compensation awards with our overall executive compensation philosophy and objectives.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021.
Compensation Committee
of the Board of Directors
Charles F. Marcy, Chair
Allison M. Boersma
Alfred Poe

NAMED EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table
The following table sets forth summary information concerning compensation awarded to, earned by, or paid to each of our Named Executive Officers for all services rendered in all capacities to the Company and its subsidiaries in the last three fiscal years. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.

A	B	C	D	E	F	G	H	I
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
D. Deverl Maserang II (1)	2021	615,574	—	1,899,995	—	660,000	11,114	3,186,683
President and Chief Executive Officer	2020	487,385	—	499,990	999,997	—	13,200	2,000,572
Scott R. Drake (2)	2021	349,758	—	344,989	—	281,250	14,226	990,223
Chief Financial Officer	2020	80,769	—	—	199,999	—	—	280,768
Ruben E. Inofuentes (3)	2021	317,114	—	359,992	—	204,000	11,248	892,354
Chief Supply Chain Officer	2020	192,231	—	125,000	124,999	—	96,368	538,598
Maurice S. J. Moragne (4)	2021	340,000	—	289,986	74,998	204,000	10,994	844,980
Chief Sales Officer
Jennifer H. Brown (5)	2021	269,736	—	149,996	—	165,000	10,576	595,308
Former Senior Vice President and General Counsel
Ronald J. Friedman (6)	2021	299,806	—	297,495	—	—	65,627	662,928
Former Chief Human Resources Officer	2020	192,231	—	74,998	74,995	—	23,102	365,326
(1)    Mr. Maserang joined as our President and Chief Executive Officer effective September 13, 2019.
(2)    Mr. Drake joined as our Chief Financial Officer effective March 23, 2020.
(3)    Mr. Inofuentes joined as our Chief Supply Chain Officer effective November 15, 2019
(4)    Mr. Moragne joined as our Chief Sales Officer effective June 8, 2020.
(5)    Ms. Brown was promoted to Senior Vice President, General Counsel and Secretary effective July 1, 2021, and in addition acted as Interim Chief Human Resources Officer from July 1, 2021 to October 11, 2021. Ms. Brown's employment with the Company terminated effective October 18, 2021.
(6)    Mr. Friedman's employment with the Company terminated effective May 1, 2021.

Salary (Column C)
The amounts reported in column C represent base salaries earned by each of the Named Executive Officers for the fiscal year indicated, prorated based on applicable start dates during the fiscal year or the dates of resignation or termination. The amounts shown include amounts contributed by the employee to the Company’s 401(k) plan and reflects the reduction in base salary from April 1, 2020 through March 15, 2021 as a result of the unprecedented impact of the COVID-19 pandemic on the food and beverage industry and our business, as described above.

Bonus (Column D)
This column reflects that no cash-based bonus payments outside of an incentive plan were made during the fiscal years set forth. All non-equity incentive plan compensation for services performed during the fiscal year by the Named Executive Officers under the Amended and Restated 2017 Plan is shown in column G.
Stock Awards (Column E)
The amounts in column E for fiscal 2020 represent the aggregate grant date fair value of the PBRSU award received by each of Mr. Maserang and Mr. Inofuentes in connection with the commencement of their respective employment in fiscal 2020 and the annual PBRSU awards received by Mr. Friedman. The amounts in column E for fiscal 2021 include the aggregate grant date fair value of the annual PBRSU awards received by each of Messrs. Maserang, Drake, Inofuentes, Moragne and Friedman and the annual RSU awards received by each of Messrs. Maserang, Drake, Inofuentes, Moragne and Friedman and Ms. Brown. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2021 included in our 2021 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any forfeitures relating to service-based (time-based) vesting conditions.
For annual PBRSU awards in each of fiscal 2021 and fiscal 2020, we have reported the fair value of the award based upon the probable satisfaction of the performance conditions as of the grant date. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2020 would have been $999,981 for Mr. Maserang and $250,000 for Mr. Inofuentes. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2021 would have been $1,709,998 for Mr. Maserang, $155,246 for Mr. Drake, $161,998 for Mr. Inofuentes, and $96,744 for Mr. Moragne. The maximum value for Mr. Friedman's awards is not included, as they were forfeited in connection with his separation. These amounts do not reflect the Company’s expense for accounting purposes for these awards, and do not represent the actual value that may be realized by the Named Executive Officers. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.
Option Awards (Column F)
The amounts reported in column F represent the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. The stock option awards granted in fiscal 2020 reflects an award received by Messrs. Maserang, Inofuentes and Drake in connection with commencement of their respective employment and annual stock option awards received by Mr. Friedman. The stock option awards granted in fiscal 2021 reflects awards received by Mr. Moragne in connection with commencement of his employment. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2021 included in our 2021 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.
Non-Equity Incentive Plan Compensation (Column G)
The amounts reported in column G represent the aggregate dollar value of the annual incentives earned by the Named Executive Officers under the Amended and Restated 2017 Plan for fiscal 2021 and 2020 under the Short-Term Incentive Plan for the relevant fiscal year. In accordance with SEC rules, the actual annual incentive amounts earned by the Named Executive Officers are reflected in the Summary Compensation Table in the fiscal year earned, even though these annual incentive amounts are paid in the subsequent fiscal year.
As a result of the Company’s failure to achieve threshold levels of performance in fiscal 2020, no payouts are reported for any of the Named Executive Officers during that period.

All Other Compensation (Column H)
The amounts reported in column H include the following:
All Other Compensation (1)

		Company Contributions to 401(k) Plan (2)	Relocation Expense (3)	Relocation Tax Gross-Up (3)	Automobile Allowance	Severance Payments (4)
		($)	($)	($)	($)	($)

D. Deverl Maserang II	2021	11,114	—	—	—	—
	2020	13,200	—	—	—	—
Scott R. Drake	2021	14,226	—	—	—	—
	2020	—	—	—	—	—
Ruben E. Inofuentes	2021	11,248	—	—	—	—
	2020	7,637	70,550	18,181	—	—
Maurice S.J. Moragne	2021	10,994	—	—	—	—
Jennifer H. Brown	2021	10,576	—	—	—	—
Ronald J. Friedman	2021	11,253	—	—	4,246	50,128
	2020	18,352	—	—	4,750	—
 _________
(1)    Except as set forth in the table, the total value of all perquisites and other personal benefits received by each of our Named Executive Officers did not exceed $10,000 in fiscal 2021 and has been excluded from the table.
(2)    Represents the Company’s contribution under the 401(k) plan including the company matching contribution and the Qualified Non-elective Contribution (QNEC). Company contributions (and any earnings thereon) are 100% vested. The QNEC contributions are given in Company Common Stock.
(3)    In fiscal 2020, Mr. Inofuentes received assistance for relocation expenses. A portion of this amount was grossed-up to offset the tax expense.
(4)    In fiscal 2021, Mr. Friedman received severance payments in connection with his separation from the Company.

Total Compensation (Column I)
The amounts reported in column I are the sum of columns C through H for each of the Named Executive Officers.

Fiscal Year 2021 Grants of Plan-Based Awards

The following table sets forth, for each of our Named Executive Officers, the plan-based awards granted to each of our Named Executive Officers during fiscal year 2021.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)(3)	Target ($)(3)	Maximum ($)(3)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/ Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
D. Deverl Maserang II	-	330,000	660,000	-	-	-	-	-	-	-	-
	7/16/20	-	-	-	-	-	-	157,545	-	-	949,996
	12/17/20	-	-	-	0	231,707	417,073	-	-	-	949,999

Scott R. Drake		140,625	281,250	-
	7/16/20	-	-	-	-	-	-	28,606	-	-	172,494
	12/9/20	-	-	-	-	-	-	20,011	-	-	86,247
	12/17/20	-	-	-	0	21,036	37,865	-	-	-	86,248

Ruben E. Inofuentes	-	102,000	204,000	-	-	-	-	-	-	-	-
	7/16/20	-	-	-	-	-	-	29,850	-	-	179,996
	12/9/20	-	-	-	-	-	-	20,881	-	-	89,997
	12/17/20	-	-	-	0	21,951	39,512	-	-	-	89,999

Maurice S.J. Moragne	-	102,000	204,000	-	-	-	-	-	-	-	-
	7/1/20	-	-	-	-	-	-	10,373	-	-	74,997
	7/1/20	-	-	-	-	-	-	-	29,761	7.23	74,998
	7/16/20	-	-	-	-	-	-	17,827	-	-	107,497
	12/9/20	-	-	-	-	-	-	12,470	-	-	53,746
	12/17/20	-	-	-	0	13,109	23,596		-	-	53,747

Jennifer H. Brown	-	82,500	165,000	-	-	-	-	-	-	-	-
	12/9/20	-	-	-	-	-	-	17,401	-	-	74,998
	12/9/20	-	-	-	-	-	-	17,401	-	-	74998

Ronald J. Friedman	-	89,224	178,448	356,896	-	-	-	-	-	-	-
	7/16/20	-	-	-	-	-	-	24,461	-	-	147,500
	12/9/20	-	-	-	-	-	-	17,401	-	-	74,998
	12/17/20	-	-	-	0	18,292	32,926	-	-	-	74,997
__________
(1)    Represents PBRSU awards granted to our Named Executive Officers in fiscal 2021 which cliff vest based upon achievement of adjusted EBITDA performance goals and TSR for the performance period of July 1, 2020 through June 30, 2023. Each year, performance targets for adjusted EBITDA will be established, performance in each of those years will create a bank of shares between 0% to 180% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of the performance goals. Shares will be banked for each one year period. At the end of the three-year performance period a TSR modifier is applied which can increase or decrease the cumulative number of shares by as much as 15%. All shares, including banked shares will be forfeited if the executive voluntarily leaves the Company prior to the end of the performance period.
(2)    Reflects the grant date fair value of restricted stock and PBRSU awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2021, included in our 2021 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. The amount reported for PBRSU awards is based upon the probable satisfaction of the performance conditions as of the grant date.
(3)    Represents annual cash incentive opportunities under the Short-Term Cash Incentive Program based on the Company’s achievement of certain metrics, as determined by the Compensation Committee. Our Named Executive Officers, with the exception of Mr. Friedman who was no longer with the Company, received a cash payout at Target under the Short-Term
Cash Incentive Program in fiscal 2021, based on the Compensation Committee’s discretion once threshold performance was achieved. Annual cash incentive awards earned by our Named Executive Officers for performance in respect of a fiscal year are paid during the subsequent fiscal year. Such earned awards are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards at June 30, 2021 granted to each of our Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
D. Deverl Maserang II	73,825	149,888	-	13.13	9/13/2026	-	-	-	-
	-	-	-	-	-	-	-	38,080	483,235
	-	-	-	-	-	-	-	231,707	2,940,362
	-	-	-	-	-	157,545	1,999,246	-	-
Scott R. Drake	29,203	59,292	-	6.72	04/01/2027	-	-	-	-
	-	-	-	-	-	-	-	21,036	266,947
	-	-	-	-	-	20,011	253,940	-	-
	-	-	-	-	-	28,606	363,010	-	-
Ruben E. Inofuentes	8,986	18,247	-	14.92	11/15/2026	-	-	-	-
	-	-	-	-	-	-	-	8,378	106,317
	-	-	-	-	-	-	-	21,951	278,558
	-	-	-	-	-	29,850	378,797	-	-
	-	-	-	-	-	20,881	264,980	-	-
Maurice S.J. Moragne	0	29,761	-	7.23	7/1/2027	-	-	-	-
	-	-	-	-	-	-	-	13,109	166,353
	-	-	-	-	-	10,373	131,633	-	-
	-	-	-	-	-	17,827	226,225	-	-
	-	-	-	-	-	12,470	158,244	-	-
Jennifer H. Brown	3,273	6,647	-	15.94	11/11/2026	-	-	-	-
	1,218	628	-	25.04	11/12/2025	-	-	-	-
	1,294	-	-	31.70	11/10/2024	-	-	-	-
	501	-	-	32.85	11/10/2023	-	-	-	-
	-	-	-	-	-	-	-	573	7,271
	-	-	-	-	-	-	-	3,137	39,809
	-	-	-	-	-	9,227	117,091	-	-
	-	-	-	-	-	17,401	220,819	-	-
Ronald J. Friedman	4,910	0	-	15.94	11/11/2026	-	-	-	-
	4,750	0	-	25.04	11/12/2025	-	-	-	-
__________
(1)    Stock options vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.
(2)    Restricted stock units vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.
(3)    The market value was calculated by multiplying the closing price of our Common Stock on June 30, 2021 ($12.69) by the number of shares of Common Stock underlying the unvested restricted stock or PBRSUs.
(4)    PBRSU awards cliff vest following the expiration of the three-year performance period upon the certification by the Compensation Committee of the Company’s achievement of performance goals for the three-year performance, subject to certain continued employment conditions and subject to the acceleration provisions of the 2017 Plan and restricted stock unit award agreement. At the end of the three-year performance period, the number of PBRSUs that actually vest will be 0% to 200% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of those performance goals measured over the full three-year performance period, with payouts for performance between threshold and target, and between target and maximum determined by reference to a matrix established by the Compensation Committee. The target number of PBRSUs is presented in the table.

Option Exercises and Stock Vested
The following table summarizes the option exercises and vesting of stock awards for Ms. Brown for the fiscal year ended June 30, 2021. There were no option exercises or vesting of stock awards for any of our other Named Executive Officers for the fiscal year ended June 30, 2021.

	Stock Awards
Name	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
Named Executive Officers:
Jennifer H. Brown	4,737	39,284

Change in Control and Termination Arrangements
Change in Control Agreements
The Company has entered into change in control severance agreement ("Severance Agreement") with each of the Named Executive Officers. Ms. Brown and Mr. Friedman are no longer party to such agreements. The Severance Agreements provide certain severance benefits in the event of a termination of employment in connection with a Change in Control (as defined below).
Under each of the Severance Agreements, a “Change in Control” generally will be deemed to have occurred at any of the following times: (i) upon the acquisition by any person, entity or group of beneficial ownership of 50% or more of either the then outstanding Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) at the time individuals who were members of the Board at the effective time of the Severance Agreement (or whose election, or nomination for election, was approved by a vote of at least a majority of the members of the Board at the effective time of the Severance Agreement, but excluding any such individual whose initial election or assumption of office occurs as a result of either an actual or threatened election contest) (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; or (iii) the approval of the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction (other than any transaction with respect to which persons who were the stockholders of the Company immediately prior to such transaction continue to hold shares of Common Stock representing at least 50% of the outstanding Common Stock of the Company or such surviving entity or parent or affiliate thereof immediately after such transaction). Further, a “Threatened Change in Control” generally will be deemed to have occurred upon the first day that any bona fide pending tender offer for any class of the Company’s outstanding shares of Common Stock, any pending bona fide offer to acquire the Company by merger or consolidation, or any other pending action or plan to effect, or which would lead to, a Change in Control, as determined by the Incumbent Board, becomes manifest, and will continue in effect when such action is abandoned or a Change in Control occurs.
In the event of a Named Executive Officer’s termination of employment other than for “Cause” or due to death or “Disability”, or in the event of a Named Executive Officer’s "Resignation for Good Reason” (each, as defined in the Severance Agreements), in each case, in connection with a Change in Control or Threatened Change in Control, each of the Named Executive Officers will be entitled to the payments and benefits shown in the tables below.
Each Severance Agreement provides that while the relevant Named Executive Officer is receiving compensation and benefits thereunder, that Named Executive Officer will not in any manner attempt to induce or assist others to attempt to induce any officer, employee, customer or client of the Company to terminate its association with the Company, nor do anything directly or indirectly to interfere with the relationship between the Company and any such persons or concerns. In the event such Named Executive Officer breaches this provision, all compensation and benefits under the Severance Agreement will immediately cease.
Mr. Maserang's Employment Agreement
Under Mr. Maserang's Employment Agreement, he is eligible for severance payments in the event of termination without Cause or for resignation with Good Reason (each, as defined in Mr. Maserang's Employment Agreement) that are not in conjunction with a Change in Control. In the aforementioned events, he would receive the following severance payments:
•the sum of his base salary and target annual bonus payable over twelve months,
•partially Company-paid COBRA coverage under the Company's health plan for a period of 12 months

•a pro rata bonus, if earned for the year of termination and
•if such termination occurs after the end of the fiscal year but before any bonus for the fiscal year is paid, then the payment of any such earned bonus
The potential amount of these payments are reflected in the table below.
Potential Payments Upon Termination or Change in Control
The following tables describe potential payments and benefits upon termination (including resignation, severance, retirement or a constructive termination) or a change in control to which the Named Executive Officers, other than Ms. Brown and Mr. Friedman, would be entitled. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control and therefore the actual amounts may vary from the estimated amounts in the tables below. Descriptions of how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables.
The estimated amount of compensation payable to each Named Executive Officer, other than Ms. Brown and Mr. Friedman, in each situation is listed in the tables below and, with respect to each such Named Executive Officer, assumes that the termination and/or change in control of the Company occurred on June 30, 2021.

D. Deverl Maserang II	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$1,320,000	$1,320,000	$660,000
Annual Incentive Payments	$660,000	$660,000	$660,000
Value of Accelerated Stock Options	-	-	-
Value of Accelerated Restricted Stock	$1,999,246	$1,999,246	$1,999,246
Value of Accelerated PBRSUs	$3,423,597	$3,423,597	$3,423,597
Health and Dental Insurance	$23,170	$23,170	$11,585
Outplacement Services	$25,000	$25,000	$25,000
Total Pre-Tax Benefit	$7,451,013	$7,451,013	$6,779,428

Scott R. Drake	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$750,000	$750,000	-
Annual Incentive Payments	$281,250	$281,250	-
Value of Accelerated Stock Options	-	-	-
Value of Accelerated Restricted Stock	$616,950	$616,950	-
Value of Accelerated PBRSUs	$266,947	$266,947	-
Health and Dental Insurance	$35,054	$35,054	-
Outplacement Services	$25,000	$25,000	-
Total Pre-Tax Benefit	$1,975,201	$1,975,201	-

Ruben E. Inofuentes	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$680,000	$680,000	-
Annual Incentive Payments	$204,000	$204,000	-
Value of Accelerated Stock Options	$177,673	$177,673	-
Value of Accelerated Restricted Stock	$643,776	$643,776	-
Value of Accelerated PBRSUs	$384,875	$384,875	-
Health and Dental Insurance	$34,846	$34,846	-
Outplacement Services	$25,000	$25,000	-
Total Pre-Tax Benefit	$2,150,170	$2,150,170	-

Maurice S. J. Moragne	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$680,000	$680,000	-
Annual Incentive Payments	$204,000	$204,000	-
Value of Accelerated Stock Options	$162,495	$162,495	-
Value of Accelerated Restricted Stock	$516,102	$516,102	-
Value of Accelerated PBRSUs	$166,353	$166,353	-
Health and Dental Insurance	$34,698	$34,698	-
Outplacement Services	$25,000	$25,000	-
Total Pre-Tax Benefit	$587,265	$587,265	-

Base Salary Continuation
Severance Agreements
Under each Severance Agreement, if (i) a Change in Control occurs and a Named Executive Officer’s employment is terminated within the two years following the occurrence of the Change in Control by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s Resignation for Good Reason, or (ii) a Threatened Change in Control occurs and the executive officer’s employment is terminated during the “Threatened Change in Control Period” (as defined in the Severance Agreement) by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s Resignation for Good Reason (each, a “Change in Control Qualifying Termination”), such Named Executive Officer will be entitled to base salary continuation for a period of 12-month or 24-months depending upon the terms of their individual agreement, with such payment to be made in installments in accordance with the Company’s standard payroll practices over such period.

Bonus and Annual Incentive Payments
Severance Agreements
Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the Named Executive Officer will receive a lump sum payment equal to 100% of the executive officer’s target annual cash bonus for the fiscal year in which the date of termination occurs (or, if no target annual cash bonus has been assigned as of the date of termination, the average annual cash bonus paid to such Named Executive Officer for the last three completed fiscal years or for the number of completed fiscal years such person has been in the employ of the Company if fewer than three).
Value of Accelerated Vesting of Stock Options and Restricted Stock
Under the terms of the Named Executive Officers’ outstanding awards, in the event of death or “Disability” (as defined in the applicable plan):
•100% of any unvested stock options will vest;
•a pro rata portion of any unvested restricted stock will vest; and
•outstanding PBRSU awards will remain outstanding and the participant will be eligible to earn a pro-rata portion of the number of PBRSU awards that would have been earned based on actual performance through the end of the performance period (amounts shown in the tables above assume 100% of the target PBRSU awards were earned at the end of the performance period).
Under the applicable award agreement, if a Change in Control (as defined in the applicable plan) occurs and a participant’s awards are not continued, converted, assumed or replaced by the Company or a parent or subsidiary of the Company, or a Successor Entity (as defined in the applicable plan), such awards will become fully exercisable and/or payable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such Change in Control. In the case of PBRSU awards, the vested shares will be a prorated number of the target PBRSU awards. The amounts in the tables above assume all awards were continued, converted, assumed, or replaced in connection with a Change in Control.
If there is a Change in Control and the Named Executive Officer’s employment is terminated by the Company without Cause or by the participant for Good Reason, in either case, within twenty-four months following the Change in Control:
•100% of any unvested stock options will vest;
•100% of any unvested restricted stock or restricted stock units will vest; and
•the target number of PBRSU awards will be deemed to have immediately vested as of the date of termination of service.

The value of accelerated awards shown in the tables above was calculated using the closing price of our Common Stock on June 30, 2021 ($12.69). The value of accelerated stock options is based on the difference between the exercise price and such closing price for all accelerated stock options that were in-the-money as of such date.
Under the applicable plan, the Plan Administrator also has discretionary authority regarding accelerated vesting of awards in certain circumstances. The amounts in the tables above assume such discretionary authority was not exercised.
Health and Dental Insurance
Severance Agreements
Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the health, dental, and life insurance benefits coverage provided to the Named Executive Officer at his date of termination will be continued by the Company during the 24-month period following the Named Executive Officer’s date of termination, based on the terms of their individual agreement unless he or she commences employment prior to the end of the relevant period and qualifies for substantially equivalent insurance benefits with his or her new employer, in which case such insurance coverage will end on the date of qualification. The Company will generally provide for such insurance coverage at its expense at the same level and in the same manner as in effect at the applicable date of termination. Any additional coverage the Named Executive Officer had at the time of termination, including dependent coverage, will also be continued for such period on the same terms, to the extent permitted by the applicable policies or contracts. If the terms of any benefit plan do not permit such continued coverage, the Company will arrange for other coverage at its expense providing substantially similar benefits. Estimated payments shown in the tables above represent the current net annual cost to the Company of the Named Executive Officer’s participation in the Company’s health and/or dental insurance program offered to all non-union employees.

Company Benefit Plans
The tables and discussion above do not reflect the value of accrued and unused paid days off, disability benefits under the Company’s group health plan, the value of retiree medical, vision and dental insurance benefits, and group life insurance, if any, that would be paid and/or provided to each Named Executive Officer following termination of employment, because, in each case, these benefits are generally available to all regular Company employees similarly situated in age, years of service and date of hire and do not discriminate in favor of the Named Executive Officers.
Outplacement Services
Under each of the Severance Agreements, if a Change in Control Qualifying Termination occurs, the Company will provide the Named Executive Officer with outplacement services at the expense of the Company, in an amount of $25,000.
Terminations During and Following the Fiscal Year Ended June 30, 2021
Jennifer H. Brown separated from the Company on October 18, 2021. Ms. Brown will be paid a total of $251,250 in cash severance payments (the "Brown Severance") as a result of the separation, which amount shall be paid in regular bi-weekly installments on the Company's regular pay dates. In addition to the Brown Severance, she will receive partially company-paid COBRA coverage under the company’s healthcare plan for herself, her spouse and her dependents for a nine-month period, as well as outplacement services for a period of 12 months.
Ronald J. Friedman separated from the Company on May 1, 2021. Mr. Friedman will be paid a total of $250,638 in cash severance payments (the "Friedman Severance") as a result of the separation, which amount shall be paid in regular bi-weekly installments on the Company's regular pay dates. In addition to the Friedman Severance, he will receive partially company-paid COBRA coverage under the company’s healthcare plan for himself, his spouse and his dependents for a nine-month period, as well as outplacement services for a period of 12 months.

CEO to Median Employee Pay Ratio

In accordance with applicable SEC rules, we are providing the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees, excluding our CEO. For fiscal 2021, as calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, the annual total compensation of our CEO was $3,186,683 as disclosed in the “Summary Compensation Table”, the median of the annual total compensation of our employees other than the CEO was $53,560, and the ratio of our CEO’s annual total compensation to the median of the annual total compensation of our other employees was 59 to 1.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We determined our median employee based on total direct compensation paid to all of our employees (consisting of approximately 1,100 individuals active as of June 30, 2021) for the fiscal year ended June 30, 2021. Total direct compensation was calculated using internal human resources records and included base salary (wages earned based on our payroll records), cash incentive awards earned for the period, and the annual grant date fair value of long-term incentive awards during fiscal 2021.

Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of October 18, 2021, by all persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities as of such date, based on 18,081,234 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 440,990 shares of Common Stock on an as-converted basis, outstanding as of the Record Date. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. As of the Record Date, 100% of the shares of Series A Preferred Stock were owned by Boyd Coffee Company. For purposes of this table we have treated the Series A Preferred Stock as converted into Common Stock.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Entities Affiliated with GAMCO Investors, Inc.	1,123,607	6.1
One Corporate Center
Rye, New York 10580
Farmer Bros. Co. Employee Stock Ownership Plan(2)	1,040,480	5.6
c/o Farmer Bros. Co.
1912 Farmer Brothers Drive
Northlake, Texas 76262

(1)    Percent of class is calculated based on total outstanding voting securities of 18,522,224, including 18,081,234 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 440,990 shares of Common Stock on an as-converted basis, outstanding as of the Record Date, and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.
(2)    This information is based on the Company’s records and consists of shares of Common Stock that are held in the ESOP and allocated to a participant’s account (“allocated shares”) as of the Record Date. The ESOP Trustee votes allocated shares as directed by such participant or beneficiary of the ESOP. The present members of the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans (the “Management Administrative Committee”), which administers the ESOP, are Scott R. Lyon and Ronald Lynch. Each member of the Management Administrative Committee disclaims beneficial ownership of the securities held by the ESOP except for those, if any, that have been allocated to the member as a participant in the ESOP.

Security Ownership of Directors and Executive Officers
The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of the Record Date, by each of our current directors and director nominees, each of our executive officers required to be listed pursuant to Item 402 of Regulation S-K, and all of our current directors and executive officers as a group, based on 18,081,234 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 440,990 shares of Common Stock on an as-converted basis, outstanding as of the Record Date. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. For purposes of this table we have treated the Series A Preferred Stock as converted into Common Stock.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within

60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Except as otherwise indicated in these footnotes, each of the directors, director nominee and executive officers listed has, to our knowledge, sole voting and investment power with respect to the shares of Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Non-Employee Directors:
Allison M. Boersma (2)	31,230	*
Stacy Loretz-Congdon (2)	30,958	*
Charles F. Marcy (3)	43,600	*
Christopher P. Mottern (4)	87,196	*
Alfred Poe (2)	15,081	*
John Robinson (director nominee)	—	*
Waheed Zaman	—	*
Named Executive Officers:
D. Deverl Maserang II (5)	226,622	*
Scott R. Drake (6)	48,165	*
Jennifer H. Brown (7)	15,780	*
Ruben E. Inofuentes (8)	36,506	*
Maurice S.J. Moragne (9)	22,226	*
Ronald J. Friedman (10)	196	*
All directors and executive officers as a group(11)(13 individuals)	557,560	2.9

*    Less than 1%
(1)    Percent of class is calculated based on total outstanding voting securities of 18,522,224, consisting of 18,081,234 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 440,990 shares of Common Stock on an as-converted basis, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act, as of the Record Date, and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.
(2)    Includes 15,081 unvested shares of restricted stock.
(3)    Includes 15,081 unvested shares of restricted stock, 1,000 shares held in a SEP IRA and 7,000 shares held in a revocable trust.
(4)    Includes 15,081 unvested shares of restricted stock and 20,000 shares held by the Mottern Family Trust.
(5)    Includes 147,650 shares of Common Stock issuable upon exercise of options which are currently exercisable or will become exercisable within 60 days and 2,357 shares of Common Stock beneficially owned by Mr. Maserang through the Company's 401(k) plan, rounded to the nearest whole share.
(6)    Includes 29,203 shares of Common Stock issuable upon the exercise of options which are currently exercisable or will become exercisable within 60 days, 6,670 shares of restricted stock that will vest within 60 days, and 2,757 shares of Common Stock beneficially owned by Mr. Drake through the Company's 401(k) plan, rounded to the nearest whole share.
(7)    Includes 2,925 shares of Common Stock beneficially owned by Ms. Brown through the Company's 401(k) plan and 830 shares of Common Stock beneficially owned through the ESOP plan, rounded to the nearest whole share.
(8)    Includes 17,973 shares of Common Stock issuable upon the exercise of options which are currently exercisable or will become exercisable within 60 days, 6,960 shares of restricted stock that will vest within 60 days, and 1,623 shares of Common Stock beneficially owned by Mr. Inofuentes through the Company's 401(k) plan, rounded to the nearest whole share.
(9)    Includes 9,821 shares of Common Stock issuable upon the exercise of options which are currently exercisable or will become exercisable within 60 days, 4,156 shares of restricted stock that will vest within 60 days, and 2,307 shares of Common Stock beneficially owned by Mr. Moragne through the Company's 401(k) plan, rounded to the nearest whole share.
(10)    Includes 196 shares of Common Stock beneficially owned by Mr. Friedman through the Company's ESOP plan, rounded to the nearest whole share.
(11)    Includes 211,935 shares of Common Stock issuable upon the exercise of options which are currently exercisable or will become exercisable within 60 days, 93,191 shares of restricted stock that will vest within 60 days, 1,026 shares of Common Stock beneficially owned through the ESOP, rounded to the nearest whole share and 11,969 shares of Common Stock beneficially owned through the Company's 401(k) plan, rounded to the nearest whole share.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2017 PLAN
Introduction

On June 20, 2017 at a Special Meeting of Stockholders, stockholders approved the Farmer Bros. Co. 2017 Long-Term Incentive Compensation Plan (the “2017 Plan”). On October 26, 2020, upon recommendation of the Compensation Committee, the Board adopted an amendment and restatement of the 2017 Plan in the form of the Amended and Restated 2017 Plan. On December 9, 2020, the Company’s stockholders approved the Amended and Restated 2017 Plan at the Annual Meeting. On October 14, 2021, upon recommendation of the Compensation Committee, the Board adopted an amendment to the Amended and Restated 2017 Plan (the “Plan Amendment”). The form of the proposed Plan Amendment is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

We are asking our stockholders to approve the Plan Amendment to increase the total number of our authorized shares available for grant under the Amended and Restated 2017 Plan, which will ensure that we are able to continue granting equity and equity-linked long-term incentive compensation awards to our key employees and directors. Our Board believes that the effective use of equity and equity-linked long-term incentive compensation awards is vital to our ability to attract, retain, reward, and motivate our key employees and directors. Our Board believes that this, in turn, may help us achieve our growth objectives and enhance stockholder value. Stockholder approval of the Plan Amendment will allow us to continue to provide these incentives. Further, we are asking our stockholders to approve the Plan Amendment to provide that consultants be eligible to receive awards under the Amended and Restated 2017 Plan. We believe that the ability to incentivize consultants in this competitive market is a valuable tool, especially in a competitive market for talent.

If approved by stockholders, the Plan Amendment will (i) increase the number of shares available for grant under the Amended and Restated 2017 Plan by 1,500,000 additional shares, which will maintain our ability to grant equity-linked long term compensation awards, including grants of incentive stock options, to our key employees and directors; and (ii) allow the Company to utilize awards to attract and incentivize non-employee consultants. Further, we have granted certain awards to leaders in key strategic projects, and the Plan Amendment will allow us to continue doing so.

Stockholder approval of the Plan Amendment is necessary because the share reserve under the Amended and Restated 2017 Plan has nearly been exhausted. If we do not obtain approval of the Plan Amendment, then once we exhaust the share reserve under the Amended and Restated 2017 Plan or once the Amended and Restated 2017 Plan expires (if earlier), we will lose access to an important compensation tool that is key to our ability to attract, motivate, reward, and retain our key employees, directors, and if the Plan Amendment is adopted by our stockholders, consultants.
Key Reasons Why You Should Vote to Approve the Plan Amendment
Our Board recommends that you approve the Plan Amendment for the following reasons:
•COVID-19 Response. During fiscal 2021, we experienced a substantially lower stock price in connection with the COVID-19 pandemic. This significantly increased our burn rate and, as a result, we utilized more of our equity pool under our 2017 Plan than was anticipated when we last submitted shares for approval by the stockholders. The Board and management believe that equity provides the Company flexibility in program design, recruitment and retention.
•Recruitment and Retention. The Amended and Restated 2017 Plan, as amended by the Plan Amendment, will allow us to continue to attract, retain, motivate and reward our key employees consistent with market practice. The Plan Amendment will also allow us to incentivize consultants with equity and equity-linked incentive compensation awards. Equity is critical as a tool in this very competitive market for talent. If we are unable to obtain sufficient shares, we will be forced to use cash compensation which we believe would decrease the link between pay and performance provided by equity awards, and would use cash resources that should be available to execute on strategic initiatives.
•Alignment with Stockholder Interests and Pay-for-Performance. Equity and equity-linked awards serve to align the interests of our key employees with those of our stockholders, focus our key employees on driving stockholder value accretion, and further link pay with performance. The Board desires to use a greater percentage of performance-based equity to create further alignment with stockholders. However, many performance-based awards use a greater number of shares as the maximum awardable shares are reserved for these grants, removing those shares from the available pool.
•Competitive Advantage. We view equity and equity-linked awards as a crucial component of our compensation program, which we believe helps us to remain competitive within our industry in attracting and retaining key talent, as equity-based compensation for executives and other service providers is customary among public companies. Without sufficient additional shares, our flexibility to reward and retain key employees and attract talent will be significantly diminished, placing us at a strategic disadvantage.

•Reasonable Share Reserve. We are seeking to reserve an additional 1,500,000 shares for issuance pursuant to the Plan Amendment that we believe is reasonable and that we estimate, barring unforeseen circumstances, would be sufficient to accommodate approximately two to three annual grant cycles based on our historical grant practices and our share price projections.
Key Features of the Amended and Restated 2017 Plan, as amended by the Plan Amendment

We believe that the Amended and Restated 2017 Plan reflects a broad range of compensation and governance best practices, with some of the key features of the Amended and Restated 2017 Plan, as amended by the Plan Amendment, as follows:
•No Liberal Share Recycling. The share pool under the Amended and Restated 2017 Plan is not subject to liberal share “recycling” provisions, meaning (among other things) that shares used to pay the exercise price of stock options, and shares tendered or withheld to satisfy tax withholding obligations with respect to an award, do not again become available for grant.
•No “Reload” Stock Options. The Amended and Restated 2017 Plan does not permit grants of stock options with a “reload” feature that would provide for additional stock options to be granted automatically to a participant upon the participant’s exercise of previously-granted stock options.
•Minimum Vesting Requirements. No award may vest prior to the first anniversary of the applicable grant date, subject to limited exceptions.
•No Dividend Payments on Unvested Awards. Dividends and dividend equivalents in respect of unvested awards are not paid unless and until such awards vest.
•Director Grant Limit. A grant-date fair value limit of $300,000 per year will apply to awards to non-employee directors. Additional annual award limits will also apply for other participants. For additional information, see the discussion below under “Description of the Amended and Restated 2017 Plan-Limitation on Awards and Shares Available.”
•No Repricing or Replacement of Options or Stock Appreciation Rights (“SARs”). Awards under the Amended and Restated 2017 Plan may not be repriced, replaced or re-granted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares under the award. Cash buyouts of underwater awards are not permitted.
•No In-the-Money Option or SAR Grants. The Amended and Restated 2017 Plan prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our Common Stock on the date of grant.
•No “Evergreen” Provision. The total number of shares of Common Stock that may be issued under the Amended and Restated 2017 Plan is limited to the share reserve that is subject to stockholder approval. That is, the Amended and Restated 2017 Plan does not include an automatic share replenishment provision (also known as an “evergreen” provision)
•No Increase to Shares Available for Issuance without Stockholder Approval. The Amended and Restated 2017 Plan prohibits any increase in the total number of shares of Common Stock that may be issued under the Amended and Restated 2017 Plan without stockholder approval, other than adjustments in connection with certain corporate reorganizations, changes in capitalization and other events, as described below.
•No Single-Trigger Accelerated Vesting; No Gross-Ups. Under the Amended and Restated 2017 Plan, there is no single-trigger accelerated vesting in connection with a change in control in which the acquirer assumes, continues, converts or replaces outstanding awards. Further, the Amended and Restated 2017 Plan does not provide for excise tax gross-ups.
•Clawback Policies. Awards made under the Amended and Restated 2017 Plan will be subject to recoupment or clawback to the extent required to comply with applicable laws or any applicable Company clawback policy.
Share Reserve

In its determination to approve the Plan Amendment, the Board sought to ensure that the Company would have an available pool of shares from which to grant long-term equity and equity-linked incentive awards for a reasonable period of time into the future. The Board believes these awards serve a key incentive and retention mechanism for the Company’s key employees, directors and other service providers. However, the Board is mindful of its responsibility to our stockholders to exercise judgment in granting equity and equity-linked awards and seeks to proactively manage dilution.

In determining the share reserve increase pursuant to the Plan Amendment, the Board reviewed the Compensation Committee’s recommendations, which were made in consideration of information and analysis prepared by Meridian. Specifically, the Compensation Committee considered the following:

•Overhang. The Compensation Committee considered the potential dilution from outstanding and future potential equity awards (“overhang”) both in absolute terms and relative to industry peers. At the end of fiscal 2021, approximately 1,772,696 shares were subject to outstanding awards under the Amended and Restated 2017 Plan or remained available for future grants of awards under the Amended and Restated 2017 Plan, which represented approximately 9.9% of our fully diluted common shares outstanding, or our overhang percentage. If our stockholders approve the Plan Amendment, the 1,500,000 additional shares proposed to be reserved for issuance under the Amended and Restated 2017 Plan, as amended by the Plan Amendment, would increase our overhang percentage by 8.3% to approximately 18.2% total.
•Burn Rate. The Company’s three-year average burn rate for fiscal 2019 through fiscal 2021 is 4.2%, which is out of the ordinary due to the reduced stock price brought about by COVID-19 related business anomalies.
•Share Usage. If the Plan Amendment is approved, we estimate that the shares reserved for issuance thereunder would be sufficient for approximately three to four years of awards, assuming we grant awards consistent with our current projections. Of course, we cannot predict future share usage with certainty, and circumstances may change and require us to reevaluate and modify our equity grant practices. However, based on the foregoing, we expect that we would not require an additional increase to the share reserve under the Amended and Restated 2017 Plan as amended by the Plan Amendment until 2023 or 2024 (primarily dependent on award levels and hiring activity during the next few years, as well as terminations and forfeitures), noting again that this timeline is an estimate and the share reserve under the Amended and Restated 2017 Plan, as amended by the Plan Amendment, could actually last for a longer or shorter period of time, depending on future circumstances, which we cannot predict with certainty at this time.
In light of the factors described above, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve increase pursuant to the Plan Amendment is reasonable and appropriate at this time.
Stockholder Approval Requirement
Stockholder approval of the Plan Amendment is necessary in order for us to meet the stockholder approval requirements of Nasdaq.
Description of the Amended and Restated 2017 Plan, as amended by the Plan Amendment
The following sets forth a description of the material terms of the Amended and Restated 2017 Plan, as amended by the Plan Amendment. The following summary is qualified in its entirety by reference to the full text of the Plan Amendment, which is attached hereto as Appendix A, and the full text of the Amended and Restated 2017 Plan, filed as Exhibit 10.73 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 filed with the SEC on February 5, 2021, which is incorporated herein by reference.

Share Reserve

If approved by stockholders the maximum number of shares that may be issued as Awards will be increased by 1,500,000 shares so that an aggregate number of shares of our Common Stock available for issuance pursuant to awards, including pursuant to grants of incentive stock options, granted under the Amended and Restated 2017 Plan, as amended by the Plan Amendment, would be the sum of (i) 3,550,000 shares (which includes the shares previously granted under the Amended and Restated 2017 Plan), plus (ii) the number of shares of our Common Stock subject to awards under either of our Amended and Restated 2007 Long-Term Incentive Plan, and its predecessor plan, the Farmer Bros. Co. 2007 Omnibus Incentive Plan (together, the “Prior Plans”) that expire or are forfeited, cancelled or similarly lapse after June 20, 2017. Shares granted under the Amended and Restated 2017 Plan may be authorized but unissued shares, shares purchased in the open market or treasury shares. If an award under the Amended and Restated 2017 Plan is forfeited, expires, lapses, is terminated, surrendered, repurchased, canceled without having being fully exercised or is settled for cash (including shares of restricted stock that are repurchased by the Company during the restricted period applicable to such shares at or below the price paid by the holder), any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Amended and Restated 2017 Plan. The following shares will not be added back to the shares available for grant under the Amended and Restated 2017 Plan:
•shares tendered by a holder or withheld by the Company in payment of the exercise price of an option or SAR granted under the Amended and Restated 2017 Plan, 2017 Plan or the Prior Plans;
•shares tendered by the holder or withheld by the Company to satisfy any tax withholding obligation with respect to an award granted under the Amended and Restated 2017 Plan, 2017 Plan or the Prior Plans;
•shares subject to a SAR granted under the Amended and Restated 2017 Plan, 2017 Plan or under the Prior Plans that are not issued in connection with the settlement of the SAR on exercise of the SAR with respect to such shares; and

•shares purchased on the open market with the cash proceeds from the exercise of options granted under the Amended and Restated 2017 Plan, 2017 Plan or under the Prior Plans.

Awards granted under the Amended and Restated 2017 Plan upon the assumption of awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the Amended and Restated 2017 Plan to the extent that grants of Awards using such authorized shares are (i) permitted without stockholder approval under the rules of the principal securities exchange on which our Common Stock is then listed and (ii) made to individuals who were not employed by or providing services to the Company or its subsidiaries immediately prior to such transaction. Notwithstanding the foregoing, shares acquired by the exercise of substitute ISOs will count against the shares available for issuance, pursuant to the exercise of incentive stock options ("ISOs") under the Amended and Restated 2017 Plan.

Information on Equity Compensation Plans

The information included in this Proxy Statement and our Fiscal 2021 Annual Report is updated by the following information regarding all existing equity compensation plans as of September 30, 2021:

Total stock options outstanding(1).............................................................................................................	493,005
Weighted-average exercise price of stock options outstanding..............................................................	$12.89
Weighted-average remaining duration of stock options outstanding......................................................	5.06
Total full value awards outstanding(2).......................................................................................................	1,585,110
Shares available for grant under the 2017 Plan(3)...................................................................................	110,066
Shares available for grant under the 2020 Inducement Plan.................................................................	171,371
Total shares of common stock outstanding as of September 30, 2021.......................................................	17,998,797
(1)    Includes non-qualified stock options with time-based vesting and non-qualified stock options with performance-based and time-based vesting. No stock appreciation rights were outstanding as of the Record Date.
(2)    The number of shares of outstanding performance-based restricted stock units assumes performance at the maximum level.
(3)    Assumes outstanding performance-based RSUs at the maximum level.

Administration

The Amended and Restated 2017 Plan will be administered by our Board, which may delegate its duties and responsibilities to committees of our directors and/or officers (our Board and such committees, the “Plan Administrator”), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The Plan Administrator will have the authority to take all actions and make all determinations under the Amended and Restated 2017 Plan, to interpret the Amended and Restated 2017 Plan and to adopt, amend and repeal administrative rules, guidelines and practices as it deems advisable. The Board may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Amended and Restated 2017 Plan or any award granted thereunder. The Board’s determinations under the Amended and Restated 2017 Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Amended and Restated 2017 Plan or any award granted thereunder.

Eligibility

The Amended and Restated 2017 Plan, as amended by the Plan Amendment, provides that awards other than ISOs may be granted to any of our officers, employees, or directors or to any officers, employees or directors of our subsidiaries, as well as any of our consultants, or consultants of our subsidiaries, and that ISOs may only be granted to our officers and employees or to officers or employees of our subsidiaries. As such all of our employees and consultants, approximately 1,350, are eligible to receive grants, as well as seven non-employee directors and our other service providers. However, based on historic compensation practices, we have generally granted equity- or equity-linked awards only to our non-employee directors, to certain employees and officers at or above the level of Vice President and to a very limited number of employees below the level of Vice President. Based on these grant practices, approximately 40 to 50 employees and consultants and seven non-employee directors would currently be selected as persons eligible to receive awards under the Amended and Restated 2017 Plan, as amended by the Plan Amendment; however, these numbers are subject to change based on our organizational structure and operational requirements.

Minimum Vesting

Under the Amended and Restated 2017 Plan awards may generally not vest earlier than the date that is one year following the grant date of the award. However, the issuance of awards in an aggregate of up to 5% of the shares available for grant under the Amended and Restated 2017 Plan may be granted without respect to the minimum vesting provisions, as well as any awards made in exchange for fully vested cash payments. Further, the Plan Administrator may elect to waive the vesting restrictions upon the participant’s termination of service due to death, disability, termination of service other than for cause, or upon a change in control.

Awards

The Amended and Restated 2017 Plan provides that the Plan Administrator may grant or issue options, including ISOs and non-qualified stock options (“NSOs”), SARs, restricted stock, RSUs, dividend equivalents and other stock-based and cash-based awards to eligible participants. Awards other than cash awards generally will be settled in shares of our Common Stock, but the Plan Administrator may provide for cash settlement of any award. Each award will be evidenced by an award agreement, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations, and in the case of an option, will be designated as either an ISO or NSO. A brief description of each award type follows.

Stock Options

Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. The Amended and Restated 2017 Plan provides for the grant of ISOs under the federal tax laws or NSOs. ISOs may be granted only to employees, and NSOs may be granted to employees, directors and other service providers. The term of a stock option may not be longer than ten years. The exercise price of options will be determined by the Plan Administrator, provided that the exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant, except with respect to certain substitute options granted in connection with a corporate transaction. Vesting conditions determined by the Plan Administrator may apply to stock options and may include continued service, performance and/or other conditions.

Stock Appreciation Rights

SARs entitle their holder, upon exercise, to receive from us an amount equal to the difference between the fair market value of the shares subject to the SAR on the exercise date and the exercise price of the SAR. Each SAR will be governed by a stock appreciation right agreement and may be granted in connection with stock options or other awards, or separately. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant and the term of a SAR may not be longer than ten years. Vesting conditions determined by the Plan Administrator may apply to SARs and may include continued service, performance and/or other conditions.

Restricted Stock and Restricted Stock Units

Restricted stock is an award of nontransferable shares of our Common Stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. Vesting conditions applicable to restricted stock and RSUs may be based on continuing service, the attainment of performance goals and/or such other conditions as the Plan Administrator may determine. Holders of restricted stock, unlike recipients of other equity awards, will have the right to receive accumulated dividends, if any, with respect to the period prior to the time when the restrictions lapse. However, such dividends will not be paid until and to the extent that the underlying awards vest.

Dividend Equivalents

Dividend equivalents represent the right to receive the equivalent value of the dividends, if any, per share paid by us on shares of Common Stock, and may be granted alone or in tandem with awards other than stock options or SARs, except that dividend equivalents with respect to awards that are not vested at the time the underlying dividend is paid shall be accumulated subject to vesting to the same extent as the related award, and will be paid at the same time as the applicable award vests.

Other Stock or Cash-Based Awards

Subject to the provisions of the Amended and Restated 2017 Plan, the Plan Administrator shall determine the terms and conditions of each other stock or cash-based award, including the term of the award, any exercise or purchase price, performance goals, transfer restrictions, vesting conditions and other terms and conditions. Other stock or cash-based awards may be paid in cash, shares of our

Common Stock, or a combination of cash and shares of our Common Stock, as determined by the Plan Administrator, and may be available as a form of payment in the settlement of other awards granted under the Amended and Restated 2017 Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an individual is otherwise entitled.

Performance-Based Compensation

Under the Amended and Restated 2017 Plan the Plan Administrator may grant Awards that are performance based, including performance bonus and performance share vesting awards. In doing so the administrator may establish one or more performance criteria on which such award will be earned or vested, including but not limited to: (i) net earnings or losses (either before or after one or more of the following: interest, taxes, depreciation, amortization and non-cash equity-based compensation expense), (ii) gross or net sales revenue or sales or revenue growth, (iii) gross or net organic sales volume or organic sales volume growth, (iv) net income (either before or after taxes) or adjusted net income, (v) sales related goals, (vi) sales from one or more products (or categories of products) as a percentage of total sales or revenue, (vii) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating profit margin, (viii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus), (ix) cash on hand, (x) cash flow (including operating cash flow and free cash flow or cash flow return on capital), (xi) return on assets, asset growth or asset turnover, (xii) return on capital or invested capital, (xiii) cost of capital, (xiv) return on stockholders’ equity, (xv) TSR, (xvi) costs, reductions in costs and cost control measures, (xvii) expense management, (xviii) working capital, (xix) net earnings per share, (xx) adjusted net earnings per share, (xxi) price per share or dividends per share (or appreciation in or maintenance of such price or dividends), (xxii) regulatory achievements or compliance (xxiii) implementation, completion or attainment of objectives relating to systems, research, development, regulatory, commercial or strategic milestones or developments, (xxiv) market share), (xxv) economic value or economic value added models, (xxvi) division, group or corporate financial goals, (xxvii) customer satisfaction/growth, (xxviii) customer service, (xxix) employee satisfaction, (xxx) effective recruitment and retention of personnel, (xxxi) succession plan development and implementation, (xxxii) human resources management, (xxxiii) supervision of litigation and other legal matters, (xxxiv) strategic partnerships and transactions, (xxxv) financial ratios (including those measuring liquidity, activity, profitability or leverage), (xxxvi) debt levels or reductions and financial risk management, (xxxvii) financing and other capital raising transactions, (xxxviii) acquisition activity, (xxxix) investment sourcing activity, (xl) marketing initiatives, (xli) safety enhancement, (xlii) improved product quality, (xliii) expansion of product lines, (xliv) creation of operating efficiencies and/or (xlv) geographic expansion, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The Amended and Restated 2017 Plan also permits the Plan Administrator to make adjustments to the applicable performance criteria, with any such adjustments to reflect the inclusion or exclusion of the impact of an event or occurrence which the Plan Administrator determines should appropriately be included or excluded, including but not limited to (a) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (b) asset sales or write-downs; (c) litigation or claim judgments or settlements; (d) acquisitions or divestitures; (e) reorganization or change in the corporate structure or capital structure of the Company; (f) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management; (g) foreign exchange gains and losses; (h) a change in the fiscal year of the Company; (i) the refinancing or repurchase of bank loans or debt securities; (j) unbudgeted capital expenditures; (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (l) conversion of some or all of convertible securities to Common Stock; (m) any business interruption event; (n) changes in pricing; (o) changes in foreign currency exchange rates; (p) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles; (q) gains and losses that are treated as unusual in nature or that occur infrequently under Accounting Standards Codification Topic 225; or (r) the effect of changes in other laws or regulatory rules affecting reported results.

Transferability of Awards

Awards are transferable only by will and the laws of descent and distribution, or to the extent authorized by the Plan Administrator, to certain permitted transferees, including members of the participant’s immediate family. The participant may also designate one or more beneficiaries in the event of death on a designated form provided by the Plan Administrator.

Changes in Capitalization; Corporate Transactions

In the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations, other corporate transactions, other unusual or nonrecurring transactions or events affecting the Company or its financial statements, or any change in applicable law or accounting principles, the Plan Administrator has broad discretion to take action under the Amended and Restated 2017 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits, to facilitate such transactions or events, including providing for the cash-out, assumption, substitution, accelerated vesting or termination of awards, or to give effect to such changes in applicable law or accounting principles. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the Plan Administrator shall make equitable adjustments to the Amended and Restated 2017 Plan and outstanding awards.

Change in Control

In the event of a change in control of the Company (as defined in the Amended and Restated 2017 Plan), outstanding awards under the Amended and Restated 2017 Plan may be continued, converted, assumed or replaced by the acquirer. If the acquirer declines to provide for any of the foregoing alternatives, then awards which would otherwise lapse as a result will instead become fully vested and, as applicable, exercisable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such change in control. However, any such awards that are subject to performance-based vesting shall vest based on the greater of (i) target performance pro-rated based on the number of days elapsed in the applicable performance period through the date of the change in control over the total number of days in the applicable performance period or (ii) actual performance through the date of the change in control with the applicable performance goals, to the extent possible, adjusted to reflect the truncated performance period.

Foreign Participants, Claw-Back Provisions Withholding

The Plan Administrator may modify award terms or establish sub-plans or procedures under the Amended and Restated 2017 Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters. All awards will be subject to the provisions of any claw-back policy implemented by the Company to the extent set forth in such claw-back policy and/or in the applicable award agreement and/or to the extent required to comply with applicable law. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Amended and Restated 2017 Plan, the Plan Administrator may, in its discretion, accept cash, wire or check, shares of our Common Stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Amendment; Termination

Our Board may amend, suspend or terminate the Amended and Restated 2017 Plan at any time, provided that, subject to certain exceptions set forth in the Amended and Restated 2017 Plan, no amendment, suspension or termination will, without the consent of the holder, materially and adversely affect any rights or obligations under any Award previously granted, unless the Award itself otherwise expressly so provides. In addition, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the Amended and Restated 2017 Plan or the award limits or director limits under the Amended and Restated 2017 Plan, “reprices” any stock option or SAR, or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. The Amended and Restated 2017 Plan will terminate and no further awards will be granted after December 9, 2030, the tenth anniversary of its approval by stockholders.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended and Restated 2017 Plan, as amended by the Plan Amendment. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Non-Qualified Stock Options
A participant receiving NSOs under the Amended and Restated 2017 Plan should not recognize income for federal income tax purposes on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. The employer generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
Incentive Stock Options
A participant receiving ISOs under the Amended and Restated 2017 Plan should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price may constitute an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction in respect of the ISO. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. The employer is not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Restricted Stock
If the restrictions on an award of shares of restricted stock are sufficient to constitute a substantial risk of forfeiture and cause the shares not to be freely transferable (each within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (each within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is timely made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less any amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.
If the restrictions on an award of restricted stock do not cause the shares to be both subject to a substantial risk of forfeiture and not freely transferable (each within the meaning of Section 83 of the Code), the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.
Restricted Stock Units
There are no federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock to be transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. If RSUs are structured in a manner that constitutes “deferred compensation” for federal income tax purposes, then applicable employment taxes will become due and will be withheld in the year that the RSUs vest, while income tax withholding will still occur in the year in which cash or shares are paid to the participant in satisfaction of the RSUs.

Dividend Equivalents
Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Other Stock or Cash-Based Awards
Generally, cash awards and other stock awards are subject to tax at the time of payment. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Excess Parachute Payments
Section 280G of the Code limits the deduction that an employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Grants of awards in relative proximity to a change in ownership or control of the Company or its affiliates and/or accelerated vesting or payment of awards in connection with such a change in ownership or control could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof. The Amended and Restated 2017 Plan does not provide for any excise tax gross-ups.

Section 409A of the Code
Certain types of awards under the Amended and Restated 2017 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are met, holders of awards subject to Section 409A of the Code may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment or exercise) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Amended and Restated 2017 Plan and awards granted under the Amended and Restated 2017 Plan are intended to be structured and interpreted in a manner that either complies with or is exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Plan Administrator, the Amended and Restated 2017 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
New Plan Benefits
If the stockholders do not approve the Plan Amendment, the Plan Amendment will not become effective, the Amended and Restated 2017 Plan will continue in effect (without giving effect to the Plan Amendment), and we will be subject to the current share limit set forth in the Amended and Restated 2017 Plan. In addition, awards under the Amended and Restated 2017 Plan, are subject to the discretion of the Plan Administrator, and the amount of awards or benefits to be received by any individual under the Amended and Restated 2017 Plan, as amended by the Plan Amendment, is therefore not determinable.
Equity Compensation Plan Information
Information about our equity compensation plans at September 30, 2021 that were either approved or not approved by our stockholders were as follows:

Plan Category	Number of Shares to be Issued Upon Exercise / Vesting of Outstanding Options or Rights(2)	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance(3)
Equity compensation plans approved by stockholders(1)	1,208,921	$14.79	110,066
Equity compensation plans not approved by stockholders (4)	118,256	$6.85	171,371
Total	1,327,177		281,437
________________

(1)     Includes shares issued under the Prior Plans and the Amended and Restated 2017 Plan. The Amended and Restated 2017 Plan succeeded the Prior Plans. On the Effective Date of the Amended and Restated 2017 Plan, the Company ceased granting awards under the Prior Plans; however, awards outstanding under the Prior Plans will remain subject to the terms of the applicable Prior Plan.
(2)     Includes shares that may be issued upon the achievement of certain financial and other performance criteria as a condition to vesting in addition to time-based vesting pursuant to PBRSUs granted under the Amended and Restated 2017 Plan. The PBRSUs included in the table include the maximum number of shares that may be issued under the awards. Under the terms of the awards, the recipient may earn between 0% and 200% of the target number of PBRSUs depending on the extent to which the Company meets or exceeds the achievement of the applicable financial performance goals.
(3)     The Amended and Restated 2017 Plan authorizes the issuance of (i) 2,050,000 shares of Common Stock plus (ii) the number of shares of Common Stock subject to awards under the Prior Plans that are outstanding as of the Effective Date and that expire or are forfeited, cancelled or similarly lapse following the Effective Date. Subject to certain limitations, shares of Common Stock covered by awards granted under the Amended and Restated 2017 Plan that are forfeited, expire or lapse, or are repurchased for or paid in cash, may be used again for new grants under the Amended and Restated 2017 Plan. Shares of Common Stock granted under the Amended and Restated 2017 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares. In no event will more than 2,050,000 shares of Common Stock be issuable pursuant to the exercise of incentive stock options under the Amended and Restated 2017 Plan. The Amended and Restated 2017 Plan provides for the grant of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance shares and other stock- or cash-based awards to eligible participants. Non-employee directors of the Company and employees of the Company or any of its subsidiaries are eligible to receive awards under the Amended and Restated 2017 Plan. If the Plan Amendment is adopted, the Company's consultants would also be eligible to receive awards under the Amended and Restated 2017 Plan.
(4)     Consists of grants made under the Farmer Bros. Co. 2020 Inducement Incentive Award Plan (the “Inducement Award Plan”), which in accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules (“Rule 5635(c)(4)”) permits grants of up to 300,000 shares of Common Stock to newly hired employees who have not previously been a member of the Board, or to an employee who is being rehired following a bona fide period of non-employment by the Company or a subsidiary, as a material inducement to the employee's entering into employment with the Company or its subsidiary. Subject to certain limitations, shares of Common Stock covered by awards granted under the Inducement Award Plan that are forfeited, expire or lapse, or are repurchased for or paid in cash, may be used again for new grants under the Amended and Restated 2017 Plan. The Inducement Award Plan allows for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and dividend equivalents
Required Vote for Approval and Recommendation of the Board of Directors
You may vote for or against this proposal or you may abstain from voting. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Plan Amendment. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the vote outcome.
The Board believes that approving the Plan Amendment is in the best interest of our stockholders. In particular, approving the Plan Amendment will ensure the Company is able to continue providing equity incentives to directors, executive officers and other employees, and allow for equity incentives for the Company's consultants beyond the limited share reserve remaining under the Amended and Restated 2017 Plan. The Board believes that the effective use of equity-based long-term incentive compensation will be integral to the Company’s success in the past, and that a continued link between participants’ pay and stockholder returns will be vital to its future performance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2017 PLAN.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO
THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

We are asking stockholders to approve an amendment (the “Charter Amendment”) to Article FOURTH of our Amended and Restated Certificate of Incorporation, to increase the total number of our authorized shares of capital stock from 25,500,000 to 50,500,000, and the number of our authorized shares of Common Stock, from 25,000,000 to 50,000,000 (the “Authorized Share Increase”). The Charter Amendment requires approval of both our Board and our stockholders. On October 14, 2021, the Board approved the advisability of, and has adopted, subject to stockholder approval, the Charter Amendment and the Authorized Share Increase. Accordingly, we are seeking stockholder approval for the Charter Amendment at the Annual Meeting.
The form of the proposed Charter Amendment is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Authorized Share Increase under this proposal. If this proposal is approved, the Charter Amendment will become effective upon filing with the Secretary of State of the State of Delaware, which is expected to occur promptly following the stockholder vote at the Annual Meeting.
Article FOURTH of our Amended and Restated Certificate of Incorporation currently authorizes us to issue up to 25,500,000 shares of capital stock, of which 25,000,000 are designated as Common Stock. Our Common Stock consists of a single class, with equal voting, distribution, liquidation and other rights. The additional shares of Common Stock pursuant to the Charter Amendment will have rights identical to our currently outstanding shares of Common Stock. As of the Record Date, of our 25,000,000 shares of authorized Common Stock, 18,081,234 shares were issued and outstanding and, as described in the table below, 3,597,769 shares of our Common Stock were reserved for issuance.

Shares of Common Stock Reserved for Issuance
Shares Reserved for Future Issuance Under Our Equity Plans	2,359,552
Shares Reserved for Issuance Upon Conversion of Series A Preferred Stock	440,990
Shares Reserved for Issuances Under Our 401(k) Plan	797,227
Total Shares of Common Stock Reserved for Issuance as of the Record Date	3,597,769
In addition, 500,000 shares of capital stock are designated as Preferred Stock, par value $1.00 per share (“Preferred Stock”), of which 21,000 shares have been designated as Series A Preferred Stock. Our undesignated shares of preferred stock include all or our shares of Preferred Stock that were previously designated as Series A Junior Participating Preferred Stock, as all such shares have been retired and therefor have the status of authorized and unissued shares, or Preferred Stock undesignated as to series. As of the Record Date, 14,700 shares of Series A Preferred Stock were issued and outstanding. Neither the number of shares of Preferred Stock that we are authorized to issue, nor the preferences, rights or other characteristics of any Preferred Stock, would be changed by this proposal.
Purpose of the Charter Amendment and Authorized Share Increase
The Charter Amendment, if adopted by our stockholders, will allow us to facilitate our ability to continue implementing our employee equity programs at competitive levels. As of the Record Date, all but 3,320,997 of our currently authorized shares of Common Stock has either been issued or reserved for issuance as set forth in the table above. See also “Proposal 2—Approval of an Amendment to the Company's Amended and Restated 2017 Plan—Key Reasons Why You Should Vote to Approve the Plan Amendment."
Additionally, the Charter Amendment, if adopted by our stockholders, would also give the Board the flexibility to undertake certain transactions to support our business operations, without the potential expense or delay associated with obtaining stockholder approval for any particular issuance. In the recent past, our cash flow from operations has been, and it could continue to be, negative. We may need to raise additional operating capital in the future. We do not currently have enough shares of Common Stock authorized to provide sufficient flexibility to pursue appropriate opportunities if they arise, or to take certain other actions that we may determine are in our best interests and the best interests of our stockholders.

In the past, we have maintained a shelf registration statement on Form S-3, which includes the registration of various securities, including Common Stock, that we may offer and sell in the future, While we have no present plan, agreement or understanding involving the issuance of Common Stock (except for shares of Common Stock required or permitted to be issued, including upon exercise of outstanding stock options or converted into or exchangeable for shares of Common Stock pursuant to other equity awards, pursuant to the terms and subject to the conditions of our equity incentive plans previously approved by our stockholders), we would like to maintain the flexibility to do so. It is possible, however, that, subject to laws, regulations or Nasdaq rules that might require stockholder approval of certain transactions, any of the following opportunities involving the issuance of share of Common Stock could develop:
•financing transactions, including public or private offerings of Common Stock or securities convertible into shares of Common Stock;
•strategic investments;
•partnerships, collaborations or other similar transactions;
•acquisition opportunities;
•debt or equity restructuring or refinancing transactions; or
•stock splits or stock dividends.
It is also possible that an increase in the market price of our Common Stock, and conditions in capital markets in general, may make a public or private offering of Common Stock or stock split or stock dividend desirable. We may also issue additional shares of Common Stock in the future for other proper general corporate purposes.
Potential Adverse Effects
If the Charter Amendment is adopted, the additional authorized shares of Common Stock can be issued or reserved with approval of the Board or a committee thereof, as applicable, at times, in amounts, and upon terms that the Board or a committee thereof, as applicable, may determine, without additional stockholder approval. However, any future issuance of additional shares of authorized Common Stock, or securities convertible into Common Stock, would ultimately result in dilution of existing stockholders who do not participate in such transactions, and could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. Current stockholders will not have preemptive rights to purchase additional shares.
In addition to the general corporate purposes mentioned above, and as further described below, an increase in the number of authorized shares of Common Stock may make it more difficult, or discourage an attempt, to obtain control of the Company by means of a takeover bid that the Board determines is not in our best interests or in the best interests of our stockholders. However, the Board does not intend or view the proposed increase in the number of authorized shares of Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.
Potential Anti-Takeover Effects
The Charter Amendment, if adopted, could adversely affect the ability of third parties to effect a takeover or a change in control by, for example, permitting issuances that would dilute the ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction that the Board determines is not in our best interests or in the best interests of our stockholders. The Board’s ability to issue substantial amounts of Common Stock (generally without the need for stockholder approval, subject to laws, regulations or Nasdaq rules that might require such approval), upon such terms and conditions as our Board may determine, may, among other things, be used to create voting impediments with respect to a change in control or to dilute the stock ownership of stockholders seeking to obtain control of the Company. The issuance of Common Stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. Our Board, however, does not intend or view the Charter Amendment as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future and is not aware of any attempt or plan to obtain control of the Company.
Appraisal Rights
Pursuant to the DGCL, stockholders are not entitled to appraisal rights with respect to the Charter Amendment.

Risks to Stockholders of Non-Approval
Because our cash flow from operations has been negative, if our stockholders do not approve this proposal, the Board may be precluded from pursuing a wide range of potential corporate opportunities that might raise necessary cash or otherwise be in our best interests and in the best interests of our stockholders. We would also be limited in the number of shares we could add to our equity plans. This could have a material adverse effect on our business and prospects. We could also face substantial challenges in hiring and retaining employees at all levels, including our executive officers and directors, in the near term.
Required Vote for Approval and Recommendation of the Board
You may vote “FOR” or “AGAINST” this proposal or you may abstain from voting. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the vote outcome.
The Board believes it is desirable for us to have the flexibility to issue, without further stockholder action, additional shares of Common Stock in excess of the amount that is currently authorized. As is the case with the current authorized, unreserved and unissued shares of Common Stock, the additional shares of Common Stock authorized by this proposed Charter Amendment could be issued upon approval by the Board or a committee thereof, as applicable, without further vote of our stockholders, except as may be required in particular cases by applicable laws, regulations or Nasdaq rules. Such shares would be available for issuance from time to time as determined by the Board or a committee thereof, as applicable, for any proper corporate purpose as described elsewhere in this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 4
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending June 30, 2022 and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. Deloitte has served as the Company’s independent registered public accounting firm since fiscal 2014. A representative of Deloitte is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm is not required by the By-Laws or otherwise. However, the Board is submitting the selection of Deloitte to stockholders for ratification because the Company believes it is a matter of good corporate governance practice. If the Company’s stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.
Vote Required
The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereat is required to ratify the selection of Deloitte. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.
THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF
THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 5
ADVISORY VOTE TO APPROVE THE COMPENSATION
PAID TO OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A(a)(1) of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking your vote, on an advisory (non-binding) basis, on the compensation paid to our Named Executive Officers as described in the Compensation Discussion and Analysis and the compensation tables and accompanying narrative disclosure. Under its charter, pursuant to the powers delegated by the Board, the Compensation Committee has the sole authority to determine and approve compensation for our Named Executive Officers. Consistent with our compensation philosophy and objectives, our executive compensation program for our Named Executive Officers has been designed to align the interest of our Named Executive Officers with those of our stockholders, and to reward our leadership for, and incentivize them towards, increasing stockholder value.
We urge our stockholders to review the Compensation Discussion and Analysis section of this Proxy
Statement and the related executive compensation tables for more information.
Vote Required
The approval of the advisory (non-binding) vote to approve the compensation paid to our Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the compensation paid to the Company’s Named Executive Officers because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.
The say-on-pay vote is advisory, and therefore, not binding on the Board or the Compensation Committee. While the vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue and will consider the outcome of the vote and those opinions when making future compensation decisions.
We currently conduct annual advisory votes on executive compensation. Unless the Board modifies this policy, the next advisory vote on executive compensation will be held at our 2022 annual meeting of stockholders.
Recommendation
The Board believes that the information provided above and within the Compensation Discussion and Analysis section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately, has taken into account the opinions expressed by our stockholders, and aligns our executives’ interests with our stockholders’ interests to support long-term value creation.
The following resolution will be submitted for a stockholder vote at the Annual Meeting:
“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Securities and Exchange Commission rules in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in this Proxy Statement.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE ADVISORY (NON-BINDING) RESOLUTION TO APPROVE
THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
Under the Company’s written Policies and Procedures for the Review, Approval or Ratification of Related Person Transactions, a related person transaction may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy applies to: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director, nominee for director or executive officer of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; and (iii) any immediate family member, as defined in the policy, of, or sharing a household with, any of the foregoing persons. For purposes of the policy, a related person transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, specifically including indebtedness and guarantees of indebtedness and transactions involving employment, consulting or similar arrangements, between the Company and any of the foregoing persons since the beginning of the Company’s last fiscal year, or any currently proposed transaction in which the Company was or is to be a participant or a party, in which the amount involved exceeds $120,000, and in which any of the foregoing persons had or will have a direct or indirect material interest.
The Company will maintain a related person master list to assist in identifying related person transactions, which will be distributed by the Company’s General Counsel to the Company’s executive officers; the function or department managers responsible for purchasing goods or services for the Company and its subsidiaries; the director of accounts payable and the director of accounts receivable for the Company and its subsidiaries; and any other persons whom the Audit Committee, the Chief Compliance Officer or the General Counsel may designate.
Upon referral by the Chief Compliance Officer, General Counsel or Secretary of the Company, any proposed related person transaction will be reviewed by the Audit Committee for approval or disapproval based on the following:
•    The materiality of the related person’s interest, including the relationship of the related person to the Company, the nature and importance of the interest to the related person, the amount involved in the transaction, whether the transaction has the potential to present a conflict of interest, whether there are business reasons for the Company to enter the transaction, and whether the transaction would impair the independence of any independent director;
•    Whether the terms of the transaction, in the aggregate, are comparable to those that would have been reached by unrelated parties in an arm’s length transaction;
•    The availability of alternative transactions, including whether there is another person or entity that could accomplish the same purposes as the transaction and, if alternative transactions are available, there must be a clear and articulable reason for the transaction with the related person;
•    Whether the transaction is proposed to be undertaken in the ordinary course of the Company’s business, on the same terms that the Company offers generally in transactions with persons who are not related persons; and
•    Such additional factors as the Audit Committee determines relevant.
Following review, the Audit Committee will approve or ratify in writing any related person transaction determined by the Audit Committee to be in, or not inconsistent with, the best interests of the Company and its stockholders.

The Audit Committee may impose conditions or guidelines on any related person transaction, including, but not limited to: (i) conditions relating to on-going reporting to the Audit Committee and other internal reporting; (ii) limitations on the amount involved in the transaction; (iii) limitations on the duration of the transaction or the Audit Committee’s approval of the transaction; and (iv) other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest. Any member of the Audit Committee who has or whose immediate family member has an interest in the transaction under discussion will abstain from voting on the approval of the related person transaction, but may, if so requested by the Chair of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related person transaction.
The Audit Committee will direct the Company’s executive officers to disclose all related person transactions approved by the Audit Committee to the extent required under applicable accounting rules, Federal securities laws, SEC rules and regulations, and Nasdaq rules.
Related Person Transactions
The Company did not have any related person transactions in fiscal year 2021.

AUDIT MATTERS
Audit Committee Report
The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended June 30, 2021.
The Audit Committee has discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte that firm’s independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s 2021 Form 10-K for filing with the SEC.
Audit Committee of the Board of Directors
Allison M. Boersma, Chair
Stacy Loretz-Congdon
Alfred Poe
Waheed Zaman
Independent Registered Public Accounting Firm Fees
The following table sets forth the aggregate fees billed by Deloitte for fiscal 2020 and 2021 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table. The Audit Committee approved all audit and permissible non-audit services provided by Deloitte in accordance with the pre-approval policies and procedures described below.

Type of Fees	Fiscal 2020	Fiscal 2021
Audit Fees	$1,129,472	$1,098,523
Audit-Related Fees	—	—
Tax Fees	23,100	—
All Other Fees	—	—
Total Fees	$1,152,572	$1,098,523
Audit Fees
“Audit Fees” are fees paid for the audit of the Company’s annual consolidated financial statements included in its Form 10-K and review of financial statements included in the Form 10-Q’s, for the audit of the Company’s internal control over financial reporting, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Audit fees for fiscal 2020 and fiscal 2021 consisted of fees associated with the audit of the Company’s annual financial statements, the audit of internal control over financial reporting, the review of the Company’s quarterly reports on Form 10-Q, and accounting advisory services in connection with the impact of new accounting standards. Audit fees for fiscal 2021 also included services associated with an SEC registration statement.
Audit-Related Fees
“Audit-Related Fees” represent fees for assurance and related services that are traditionally performed by Deloitte. No audit-related fees were paid to Deloitte for fiscal 2020 or fiscal 2021.
Tax Fees
“Tax Fees” are fees for tax compliance, planning, advice and consultation services, including state tax representation and miscellaneous consulting on federal and state taxation matters. Tax fees for fiscal 2020 consisted of fees for tax due diligence services, tax compliance and advisory services, certain tax services in connection with the Company’s 2020 federal and state income tax returns, and tax compliance services related to the change in tax method of accounting.

All Other Fees
No other fees were paid to Deloitte for fiscal 2020 or fiscal 2021.
Pre-Approval of Audit and Non-Audit Services
Under the Farmer Bros. Co. Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditor. The policy, as described below, sets forth the procedures and conditions for such pre-approval of services to be performed by the independent auditor. The policy utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
In the first quarter of each year, the Audit Committee is asked to pre-approve the engagement of the independent auditor and the projected fees for audit services for the current fiscal year. The Audit Committee is also asked to provide general pre-approval for certain audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor) and tax services (such as tax compliance, tax planning and tax advice) for the current fiscal year consistent with the SEC’s rules on auditor independence. If the Company wishes to engage the independent auditor for additional services that have not been generally pre-approved as described above, then such engagement will be presented to the Audit Committee for pre-approval at its next regularly scheduled meeting. Pre-approval of any engagement by the Audit Committee is required before the independent auditor may commence any engagement.
In fiscal 2021, there were no fees paid to Deloitte under a de minimis exception to the rules that waive pre-approval for certain non-audit services.

OTHER MATTERS
Annual Report and Form 10-K
The 2021 Annual Report to Stockholders (which includes the Company’s 2021 Form 10-K) accompanies this Proxy Statement. The 2021 Annual Report is neither incorporated by reference in this Proxy Statement nor part of the proxy soliciting material. Stockholders may obtain, without charge, a copy of the Company’s 2021 Form 10-K, filed with the SEC, including the financial statements included therein, without the accompanying exhibits, by writing to: Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Chief Financial Officer. The Company’s 2021 Form 10-K is also available online at the Company’s website, www.farmerbros.com. A list of exhibits is included in the Company’s 2021 Form 10-K and exhibits are available from the Company upon the payment of the Company’s reasonable expenses in furnishing them.
Stockholder Proposals and Nominations
Proposals Pursuant to Rule 14a-8
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s Proxy Statement and form of proxy for consideration at the Company’s 2022 annual meeting of stockholders. To be eligible for inclusion in the Company’s 2022 Proxy Statement, stockholder proposals must be received by the Company at its principal executive offices no later than June 29, 2022 and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.
Proposals and Nominations Pursuant to the Company’s By-Laws
The Company’s By-Laws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s Proxy Statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2022 annual meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than August 17, 2022, and no later than September 16, 2022, and must comply with the other provisions of the Company’s By-Laws summarized below; provided, however, that in the event that the 2022 annual meeting is called for a date that is not within 30 days before or after the anniversary date of the 2022 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2022 annual meeting was mailed or public disclosure of the date of the 2022 annual meeting was made, whichever first occurs.
The By-Laws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person (virtually) or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
The notice given by a stockholder regarding other business to be brought before an annual meeting of stockholders must be provided within the time frames described above and set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person (virtually) or by proxy at the annual meeting to bring such business before the meeting.

You may write to the Secretary of the Company at the Company’s principal executive offices, 1912 Farmer Brothers Drive, Northlake, Texas 76262, to deliver the notices discussed above and for a copy of the relevant provisions of the Company’s By-Laws regarding the requirements for making stockholder proposals and nominating director candidates.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of banks and brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials and annual report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your written request to Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Chief Financial Officer, or contact the Company’s Chief Financial Officer by telephone at (682) 549-6600, and the Company will deliver a separate copy of the annual report or proxy statement upon request. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their bank or broker.

Forward-Looking Statements
Certain statements contained in this Proxy Statement are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of the 2021 Form 10-K. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this Proxy Statement and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC.
Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, duration of the disruption to the Company’s business and customers from the COVID-19 pandemic and any resurgence or new strain of the virus, levels of consumer confidence in national and local economic business conditions, the duration and magnitude of the pandemic’s impact on unemployment rates, the success of the Company’s strategy to recover from the effects of the pandemic, the success of the Company's turnaround strategy, the execution of the five key initiatives, the impact of capital improvement projects, the adequacy and availability of capital resources to fund the Company’s existing and planned business operations and the Company’s capital expenditure requirements, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of our large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, fluctuations in price and availability of new materials, the success of the Company to recruit, retain, attract and compensate qualified employees, the success of the Company’s adaptation to technology and new commerce channels, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price and interest rate risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks described in Part I, Item 1A of our 2021 Form 10-K, and other factors described from time to time in our filings with the SEC.

Given these risks and uncertainties, you should not rely on forward-looking statements as a prediction of actual results. Any or all of the forward-looking statements contained in this Proxy Statement and any other public statement made by us, including by our management, may turn out to be incorrect. We are including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required under federal securities laws and the rules and regulations of the SEC.

October 27, 2021	By Order of the Board of Directors

Scott R. Drake
Chief Financial Officer and Secretary

Appendix A

AMENDMENT TO
FARMER BROS. CO.
AMENDED AND RESTATED
2017 LONG-TERM INCENTIVE PLAN

This Amendment (this “Amendment”) to the Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan (the “Plan”), is made and adopted by the Board of Directors (the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company”), effective as of the Effective Date (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan.

RECITALS

WHEREAS, the Company has previously adopted, and the Company’s stockholders have previously approved, the Plan;

WHEREAS, pursuant to Section 11.4 of the Plan, the Board or the Compensation Committee of the Board may amend the Plan at any time; provided that, to be effective, any such amendment to the Plan requiring stockholder approval to comply with Applicable Laws be approved by the Board and the Company’s stockholders;

WHEREAS, the Board considers it to be in the best interests of the Company and its stockholders to amend the Plan to: (i) expand the class of eligible persons to whom Awards may be granted; (ii) increase the Overall Share Limit under the Plan as set forth herein; and (iii) increase the number of Shares which may be issued pursuant to the exercise of Incentive Stock Options as set forth herein; and

WHEREAS, this Amendment shall become effective upon the approval of this Amendment by the Company’s stockholders (the date of such approval, the “Effective Date”).

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date:

SECTION 1.
AMENDMENT

1.Article II of the Plan is hereby amended to add the following definition in appropriate alphabetical order, and, as applicable, reordering and renumbering the existing defined terms:

“‘Consultant’ means any person, including any advisor, engaged by the Company or any of its subsidiaries to render services to such entity.”

2.    Section 2.42 of the Plan is hereby deleted and replaced in its entirety with the following, with such amended Section accounting for appropriate alphabetization, reordering and renumbering:

“‘Service Provider’ means an Employee, Consultant, or Director.”

3.    Section 2.27 of the Plan is hereby deleted and replaced in its entirety with the following, with such amended Section accounting for appropriate alphabetization, reordering and renumbering:

“‘Overall Share Limit’ means the sum of (i) 3,550,000 Shares (including Shares already issued under the Original Plan); and (ii) the number of Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article 5.”

4.    The first sentence of Paragraph (b) of Section 2.47 of the Plan is hereby deleted and replaced in its entirety with the following, with such amended Section accounting for appropriate alphabetization, reordering and renumbering:

“(b)     As to an Employee or a Consultant, the time when the service relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service as a consultant or director with the Company or any Subsidiary.”

5.    Section 5.3 is hereby deleted and replaced in its entirety with the following:

1

“Section 5.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 3,550,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.”

SECTION 2.
Reference to and Effect on the Plan

This Amendment shall be and is hereby incorporated into and forms a part of the Plan. The Plan, as amended hereby, and all other documents, instruments and agreements executed or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
2

Appendix B
Certificate of Amendment to Amended and Restated
Certificate of Incorporation of Farmer Bros. Co.

Farmer Bros. Co., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY THE FOLLOWING:

FIRST:        That the name of the Corporation is Farmer Bros. Co.

SECOND:    That the date on which the Amended and Restated Certificate of Incorporation of the Corporation was filed with the State of Delaware is September 9, 2019.

THIRD:        That, at a meeting of the Board of Directors of the Corporation (the “Board”), the Board duly adopted resolutions setting forth the following proposed amendment of the Restated Certificate of Incorporation of the Corporation, as amended, declaring said amendment to be advisable and directing the Corporation to submit said amendment to the next annual meeting of the stockholders of said Corporation for consideration thereof, and that, thereafter, pursuant to such resolutions, the Corporation submitted the amendment to the stockholders of the Corporation at such annual meeting of the stockholders of the Corporation duly called and held upon notice in accordance with Section 222 of the Delaware General Corporation Law at which meeting the necessary number of shares as required by statute were voted in favor of said amendment:

Section (a) of Article FOURTH of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

“(a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 50,500,000 shares of capital stock, consisting of (i) 50,000,000 shares of common stock, par value $1.00 per share (the “Common Stock”), and (ii) 500,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”).
FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be signed by its _________________ this ___ day of December, 2021 and the foregoing facts stated herein are true and correct.

FARMER BROS. CO.

By:

Farmer Brothers

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET	Go To: **www.proxypush.com/FARM** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
PHONE	Call **1-833-917-2692** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
MAIL	• Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/FARM

Farmer Bros. Co.

Annual Meeting of Stockholders

For Stockholders as of record on October 18, 2021

TIME: Wednesday, December 15, 2021 11:00 AM, Central Standard Time

PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/FARM for more details

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints D. Deverl Maserang, II and Scott R. Drake (the "Named Proxies"), and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Farmer Bros. Co. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Farmer Bros. Co.

Annual Meeting of Stockholders

Please make your marks like this: ☒ Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 5

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	WITHHOLD		
	1.01 Allison M. Boersma	☐	☐		FOR
	1.02 Stacy Loretz-Congdon	☐	☐		FOR
	1.03 Alfred Poe	☐	☐		FOR
	1.04 John D. Robinson	☐	☐		FOR
	1.05 Waheed Zaman	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To approve an amendment to the Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan.	☐	☐	☐	FOR
3.	To approve an amendment to the Company's Amended and Restated Certificate of Incorporation.	☐	☐	☐	FOR
4.	To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2022.	☐	☐	☐	FOR
5.	To hold an advisory (non-binding) vote to approve the compensation paid to the Company's Named Executive Officers.	☐	☐	☐	FOR

You must register to attend the meeting online by 5:00 p.m. ET on Monday, December 13, 2021 at www.proxydocs.com/FARM

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________ Signature (if held jointly) ____________ Date ____________